EXHIBIT 10.3


WHEN RECORDED, RETURN TO:

Michael E. Woolf
O'Connor, Cavanagh, et al.
One E. Camelback Road
Suite 1100
Phoenix, Arizona 85012-1656











                             CONDOMINIUM DECLARATION

                                       FOR

               SHADOWROCK SEDONA GOLF RESORT & CONFERENCE CENTER,
                                  A CONDOMINIUM

                             CONDOMINIUM DECLARATION
                                       FOR
               SHADOWROCK SEDONA GOLF RESORT & CONFERENCE CENTER,
                                  A CONDOMINIUM

                                TABLE OF CONTENTS
                                                                         Page
                                                                         ----
ARTICLE 1

DEFINITIONS..............................................................  1

1.1  General Definitions.................................................  1

1.2  Defined Terms.......................................................  1
     1.2.1    "ARTICLEs".................................................  1
     1.2.2    "Assessments"..............................................  1
     1.2.3    "Assessment Lien"..........................................  1
     1.2.4    "Association"..............................................  1
     1.2.5    "Board of Directors".......................................  1
     1.2.6    "Buildings"................................................  1
     1.2.7    "Bylaws"...................................................  1
     1.2.8    "Common Elements"..........................................  1
     1.2.9    "Common Expenses"..........................................  2
     1.2.10   "Common Expense Assessment"................................  2
     1.2.11   "Common Expense Liability".................................  2
     1.2.12   "Condominium"..............................................  2
     1.2.13   "Condominium Act"..........................................  2
     1.2.14   "Condominium Documents"....................................  2
     1.2.15   "Declarant"................................................  2
     1.2.16   "Declaration"..............................................  2
     1.2.17   "Development Rights".......................................  2
     1.2.18   "Eligible Insurer or Guarantor"............................  3
     1.2.19   "Eligible Mortgage Holder".................................  3
     1.2.20   "Exchange Program".........................................  3
     1.2.21   "Exchange Program User"....................................  3
     1.2.22   "First Mortgage"...........................................  4
     1.2.23   "First Mortgagee"..........................................  4
     1.2.24   "Guests....................................................  4
     1.2.25   "Hotel Operating and Rental Pool Agreement"................  4
     1.2.26   "Hotel Facilities".........................................  4
     1.2.27   "Hotel Furnishings"........................................  4
     1.2.28   "Hotel Operator............................................  4
     1.2.29   "Improvement"..............................................  4

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     1.2.30   "Limited Common Elements"..................................  4
     1.2.31   "Member"...................................................  4
     1.2.32   "Percentage Interest"......................................  5
     1.2.33   "Period of Declarant Control"..............................  5
     1.2.34   "Person"...................................................  5
     1.2.35   "Plat".....................................................  5
     1.2.36   "Public"...................................................  5
     1.2.37   "Public Rental Residential Use"............................  5
     1.2.38   "Purchaser"................................................  5
     1.2.39   "Reciprocal Easement"......................................  5
     1.2.40   "Rules"....................................................  5
     1.2.41   "Special Declarant Rights".................................  5
     1.2.42   "Unit".....................................................  6
     1.2.43   "Unit Furnishings".........................................  6
     1.2.44   "Unit Owner"...............................................  6
     1.2.45   "Year".....................................................  6
     1.2.46   "Zoning Ordinance".........................................  6

ARTICLE 2

SUBMISSION OF PROPERTY; UNIT BOUNDARIES; ALLOCATION OF
PERCENTAGE INTERESTS, VOTES AND COMMON EXPENSE LIABILITIES...............  6

2.1   Submission of Property.............................................  7

2.2   Name of Condominium................................................  7

2.3   Name of Association................................................  7

2.4   Identifying Numbers of Units.......................................  7

2.5   Unit Boundaries....................................................  7

2.6   Allocation of Common Element Interest and Common
       Expense Liabilities...............................................  8

2.7   Allocation of Votes in the Association.............................  8

2.8   Allocation of Limited Common Elements..............................  8

ARTICLE 3

EASEMENTS................................................................  9

3.1   Utility Easement...................................................  9

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3.2   Easements for Ingress and Egress...................................  9

3.3   Unit Owners' Easements of Enjoyment................................ 10

3.4   Declarant's Use for Sales Purposes................................. 11

3.5   Declarant's Rights and Easements................................... 11

3.6   Easement for Support............................................... 12

3.7   Common Elements Easement in Favor of the Association and
       Hotel Operator.................................................... 12

3.8   Common Elements Easement in Favor of Unit Owners................... 12

3.9   Units and Limited Common Elements Easement in Favor of Association
       and Hotel Operator................................................ 13

3.10  Easement for Unintended Encroachments.............................. 13

ARTICLE 4

USE AND OCCUPANCY RESTRICTIONS........................................... 14

4.1   Public Rental Residential Use...................................... 14

4.2   Hotel Operating and Rental Pool Agreement.......................... 14

4.3   Access to Hotel Operator........................................... 14

4.4   Hotel Facilities................................................... 14

4.5   Compliance with Laws............................................... 15

4.6   No Acts in Contravention of Hotel Operating and Rental
       Pool Agreement.................................................... 15

4.7   Limitation on Right to Lease or Use Unit........................... 15

4.8   Residential Use by Unit Owners..................................... 15

4.9   Antennas........................................................... 16

4.10  Utility Service.................................................... 16

4.11  Improvements and Alterations....................................... 17

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4.12  Trash Containers and Collection.................................... 17

4.13  Machinery and Equipment............................................ 17

4.14  Animals............................................................ 17

4.15  Clothes Drying Facilities.......................................... 17

4.16  Mineral Exploration................................................ 17

4.17  Diseases and Insects............................................... 17

4.18  Trucks, Trailers, Campers and Boats................................ 17

4.19  Motor Vehicles..................................................... 18

4.20  Towing of Vehicles................................................. 18

4.21  Signs.............................................................. 18

4.22  Lawful Use......................................................... 18

4.23  Nuisances and Offensive Activity................................... 18

4.24  Window Coverings................................................... 18

4.25  Limitation on Leasing of Units..................................... 19

4.26  Furnishings........................................................ 19

ARTICLE 5

MAINTENANCE AND REPAIR OF COMMON ELEMENTS AND UNITS...................... 19

5.1   Repair of Common Elements.......................................... 19

5.2   Repair of Units.................................................... 19

5.3   Repair or Restoration Necessitated by Owner........................ 19

5.4   Repair and Recovery Rights of Association.......................... 20

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ARTICLE 6

THE ASSOCIATION; RIGHTS AND DUTIES; MEMBERSHIP........................... 20

6.1   Rights, Powers and Duties of the Association....................... 20

6.2   Directors and Officers............................................. 23

6.3   Rules.............................................................. 23

6.4   Composition of Members............................................. 23

6.5   Personal Liability................................................. 23

6.6   Implied Rights..................................................... 24

6.7   Voting Rights...................................................... 24

6.8   Voting Procedures.................................................. 24

6.9   Transfer of Membership............................................. 24

6.10  Suspension of Voting Rights........................................ 24

6.11  Conveyance or Encumbrance of Common Elements....................... 25

ARTICLE 7

ASSESSMENTS.............................................................. 25

7.1   Preparation of Budget.............................................. 25

7.2   Common Expense Assessment.......................................... 25

7.3   Special Assessments................................................ 26

7.4   Effect of Nonpayment of Assessments; Remedies of the Association... 27

7.5   Subordination of Assessment Lien to Mortgages...................... 27

7.6   Exemption of Unit Owner............................................ 27

7.7   Certificate of Payment............................................. 28

7.8   No Offsets......................................................... 28

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7.9   Reserve Fund....................................................... 28

7.10  Surplus Funds...................................................... 28

7.11  Monetary Penalties................................................. 28

7.12  Transfer Fee....................................................... 28

7.13  Additional Reserves................................................ 29

7.14  Hotel Operating Revenues........................................... 29

7.15  Unit Taxes......................................................... 29

7.16  Utilities.......................................................... 29

ARTICLE 8

INSURANCE................................................................ 29

8.1   Scope of Coverage.................................................. 29

8.2   Fidelity Bonds..................................................... 31

8.3   Payment of Premiums................................................ 32

8.4   Insurance Obtained by Unit Owners.................................. 32

8.5   Payment of Insurance Proceeds...................................... 32

8.6   Certificate of Insurance........................................... 32

8.7   Delegation of Insurance Responsibility............................. 32

ARTICLE 9

RIGHTS OF FIRST MORTGAGEES............................................... 33

9.1   Notification to First Mortgagees................................... 33

9.2   Approval Required for Amendment to Declaration, ARTICLEs or Bylaws. 33

9.3   Right of Inspection of Records..................................... 34

9.4   Prior Written Approval of First Mortgagees......................... 35

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9.5   Condemnation or Insurance Proceeds................................. 35

9.6   Limitation on Partition and Subdivision............................ 35

9.7   Conflicting Provisions............................................. 36

ARTICLE 10

RESERVATION OF DEVELOPMENTAL AND
SPECIAL DECLARANT'S RIGHTS............................................... 36

10.1  Developmental Rights............................................... 36

10.2  Right to Complete Improvements and Construction Easement........... 36

10.3  Offices, Model Units and Promotional Signs......................... 36

10.4  Appointment and Removal of Directors and Officers.................. 36

ARTICLE 11

GENERAL PROVISIONS....................................................... 37

11.1   Enforcement....................................................... 37

11.2   Severability...................................................... 37

11.3   Duration.......................................................... 37

11.4   Termination of Condominium........................................ 37

11.5   Amendment......................................................... 37

11.6   Remedies Cumulative............................................... 38

11.7   Notices........................................................... 38

11.8   Binding Effect.................................................... 38

11.9   Gender............................................................ 39

11.10  Topic Headings.................................................... 39

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11.11  Survival of Liability............................................. 39

11.12  Construction...................................................... 39

11.13  Joint and Several Liability....................................... 39

11.14  Guests and Tenants................................................ 39

11.15  Attorneys' Fees................................................... 39

11.16  Number of Days.................................................... 40

11.17  Declarant's Right to Use Similar Name............................. 40

11.18  Notice of Violation............................................... 40

11.19  No Absolute Liability............................................. 40

                               Exhibits

Exhibit A  Legal Description
Exhibit B  Percentage Interest
Exhibit C  Advance Booking/Use Rights


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


                             CONDOMINIUM DECLARATION
                                       FOR
               SHADOWROCK SEDONA GOLF RESORT & CONFERENCE CENTER,
                                  A CONDOMINIUM


            This Condominium Declaration for ShadowRock Sedona Golf Resort & Conference Center, a condominium, is made this 30th day of October, 1997, by UP SEDONA, INC., an Arizona corporation.


                                    ARTICLE 1

                                   DEFINITIONS

            1.1 GENERAL DEFINITIONS. Capitalized terms not otherwise defined in this Declaration shall have the meanings specified for such terms in the Arizona Condominium Act, A.R.S. ss.33-1201, ET SEQ., as amended from time to time.

            1.2 DEFINED TERMS. The following capitalized terms shall have the general meanings described in the Condominium Act and for purposes of this Declaration shall have the specific meanings set forth below:

                    1.2.1 "ARTICLES" means the ARTICLEs of Incorporation of the Association, as amended from time to time.

                    1.2.2 "ASSESSMENTS" means the Common Expense Assessments and Special Assessments levied and assessed against each Unit pursuant to ARTICLE 7 of this Declaration.

                    1.2.3 "ASSESSMENT LIEN" means the lien granted to the Association by the Condominium Act to secure the payment of Assessments, monetary penalties and other charges owed to the Association.

                    1.2.4 "ASSOCIATION" means ShadowRock Sedona Golf Resort & Conference Center Condominium Association, an Arizona nonprofit corporation, its successors and assigns.

                    1.2.5 "BOARD OF DIRECTORS" means the Board of Directors of the Association.

                    1.2.6 "BUILDINGS"   means  the  structures   designated  as
buildings on the Plat.

                    1.2.7 "BYLAWS" means the Bylaws of the Association, as amended from time to time.

                    1.2.8 "COMMON   ELEMENTS"   means  all   portions  of  the
Condominium other than the Units, including but not limited to Tracts A and B on the Plat.

                    1.2.9 "COMMON EXPENSES" means expenditures made by or financial liabilities of the Association, together with any allocations to reserves, including, without limitation, (i) the cost of cleaning, maintenance, management, operation, repair and replacement of the Common Elements and all Improvements thereon; (ii) the cost of centrally metered utilities and trash removal which serve the Units and/or the Common Elements; (iii) the cost of insurance premiums for the policies and coverages required pursuant to ARTICLE 8 of this Declaration; (iv) the cost of compensation, wages, materials, services, supplies and other expenses required for the administration, operation, maintenance and repair of the Condominium, including landscape renovation and maintenance; (v) the costs of rendering to the Unit Owners all services required to be rendered by the Association under the Condominium Documents; (vi) such other funds as may be necessary to provide general operating reserves and reserves for contingencies and replacements deemed appropriate by the Board of Directors; (vii) maintenance, repair and other reimbursement obligations under the Reciprocal Easement attributable to the Condominium; and (viii) the cost of any other item or items incurred by the Association, for any reason whatsoever in connection with the Condominium, for the common benefit of the Unit Owners.

                    1.2.10 "COMMON EXPENSE ASSESSMENT" means the assessment levied against the Units pursuant to SECTION 7.2 of this Declaration.

                    1.2.11 "COMMON EXPENSE LIABILITY" means the liability for Common Expenses allocated to each Unit by this Declaration.

                    1.2.12 "CONDOMINIUM" means the real property located in Yavapai County, Arizona, which is described in EXHIBIT "A" attached to this Declaration, together with all Buildings and other Improvements located thereon.

                    1.2.13 "CONDOMINIUM ACT" means the Arizona Condominium Act, A.R.S. ss.33-1201, ET SEQ., as amended from time to time.

                    1.2.14 "CONDOMINIUM DOCUMENTS" means this Declaration and the ARTICLEs, Bylaws, Rules, and the Plat.

                    1.2.15 "DECLARANT"  means  UP  Sedona,   Inc.,  an  Arizona
corporation, and its successors and any person or entity to whom it may transfer any Special Declarant Rights.

                    1.2.16 "DECLARATION" means this Condominium Declaration, as amended from time to time.

                    1.2.17 "DEVELOPMENT RIGHTS" means any right or combination of rights reserved by or granted to the Declarant in this Declaration to do any of the following:

                           (i)   Add real estate to the Condominium;

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                           (ii)  Create  easements, Units, Common Elements or
Limited Common Elements within the Condominium, including without limitation the right to enclose the patio allocated to any Unit as a Limited Common Element;

                           (iii) Subdivide Units, convert Units into Common
Elements or convert Common Elements into Units;

                           (iv)  Withdraw real estate from the Condominium;

                           (v)   Make the Condominium part of a larger
condominium or planned community;

                           (vi)  Amend the Declaration during the Period of
Declarant Control to comply with the Condominium Act or any other applicable law, or to correct any error or inconsistency in the Declaration provided the amendment does not adversely affect the rights of any Unit Owner;

                           (vii) Amend the Declaration during the Period of
Declarant Control to comply with (a) the rules or guidelines, in effect from time to time, of any governmental or quasi-governmental entity or federal corporation guaranteeing or insuring mortgage loans or governing transactions involving mortgage instruments, including, without limitation, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal Housing Administration ("FHA") or the Veterans Administration ("VA"), or (d) the rules or requirements of any federal, state or local governmental entity or agency whose approval of the Condominium, the Plat or the Condominium Documents is required by law or requested by Declarant.

                    1.2.18 "ELIGIBLE INSURER OR GUARANTOR" means an insurer or governmental guarantor of a First Mortgage who has requested notice of certain matters in accordance with SECTION 9.1 of this Declaration.

                    1.2.19 "ELIGIBLE MORTGAGE HOLDER" means a First Mortgagee who has requested notice of certain matters from the Association in accordance with SECTION 9.1 of this Declaration.

                    1.2.20 "EXCHANGE PROGRAM" means any program developed by Declarant or an affiliate of Declarant, whether now or in the future, which entitles an Owner to exchange its right to use and occupy its Unit under the six months advance use rights more fully set forth on EXHIBIT "C" for the right to occupy a unit in another resort or project owned, developed or operated by Declarant or an affiliate of Declarant; however, nothing herein shall be deemed to obligate Declarant or any of its affiliates to initiate or continue the operation of any such Exchange Program, if one is ever initiated, and nothing herein shall obligate any Unit Owner to participate in any such Exchange Program.

                    1.2.21 "EXCHANGE PROGRAM USER" means a participant in the Exchange Program who has a reservation to use an Owner's Unit, which has been

                                       3
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confirmed  by the Hotel  Operator  at least six (6) months (but in no event more than twelve (12) months) prior to the proposed exchange use of the Unit.

                    1.2.22 "FIRST MORTGAGE" means any mortgage or deed of trust on a Unit with first priority over any other mortgage or deed of trust on the same Unit.

                    1.2.23 "FIRST MORTGAGEE" means the holder of any First Mortgage.

                    1.2.24 "GUESTS" means those Persons who use and occupy the Units from time to time and their permitted additional occupants, invitees and guests, excluding Unit Owners using their Units in accordance with EXHIBIT "C".

                    1.2.25 "HOTEL OPERATING AND RENTAL POOL AGREEMENT" means an agreement entered into by and between the Unit Owners and a Hotel Operator for the purpose of operating the Condominium for Public Rental Residential Use.

                    1.2.26 "HOTEL FACILITIES" means that portion of the Common Elements consisting of the front desk, restaurant, conference rooms, fitness rooms, linen closets not included within Units, janitor closets, laundry rooms, offices, lobby areas, mechanical rooms, parking areas, recreation areas and other areas of the Common Elements which are required or reasonably convenient for the use and operation of a hotel facility.

                    1.2.27 "HOTEL  FURNISHINGS"   means  those   furnishings,
including furniture, art work, shutters, blinds, curtains, appliances, decorations, fixtures and other personal property installed or located within the Condominium, but excluding the Unit Furnishings and further excluding any fixtures or personal property owned or leased by the Hotel Operator.

                    1.2.28 "HOTEL OPERATOR" means a hotel manager engaged by or on behalf of the Unit Owners pursuant to a Hotel Operating and Rental Pool Agreement to operate and manage the condominium-hotel business for the Condominium, as such Hotel Operator may change from time to time.

                    1.2.29 "IMPROVEMENT" means any physical structure, fixture or facility existing or constructed, placed, erected or installed on the land included in the Condominium, including, but not limited to, buildings, private drives, walkways, tennis courts, basketball hoops and poles, pools, spas, paving, fences, walls, hedges, plants, trees, shrubs and landscaping of every type and kind.

                    1.2.30 "LIMITED COMMON ELEMENTS" means a portion of the Common Elements specifically designated in this Declaration as a Limited Common Element and allocated by this Declaration or by operation of the Condominium Act for the exclusive use of one or more but fewer than all of the Units.

                    1.2.31 "MEMBER" means any Person who is or becomes a member of the Association.

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

                    1.2.32 "PERCENTAGE INTEREST" means for each Unit that percentage applicable to the Unit as more fully set forth on EXHIBIT "B" attached hereto.

                    1.2.33 "PERIOD OF DECLARANT CONTROL" means the time period commencing on the date this Declaration is recorded with the County Recorder of Yavapai County, Arizona, and ending on the earlier of: (i) ninety (90) days after the conveyance of seventy-five percent (75%) of the Units which may be created to Unit Owners other than the Declarant; (ii) four (4) years after all Declarants have ceased to offer Units for sale in the ordinary course of business; or (iii) the date Declarant records an instrument with the County Recorder of Yavapai County relinquishing its right to appoint and remove officers and members of the Board of Directors of the Association.

                    1.2.34 "PERSON"  means  a  natural   person,   corporation,
business  trust,  estate,   trust,   partnership,   limited  liability  company,
association, joint venture, government, governmental subdivision or agency, or other legal or commercial entity.

                    1.2.35 "PLAT" means the Condominium Plat for Sedona Hotel Resort, a condominium, which plat has been recorded in Book of Maps, page ,
records  of  Yavapai  County,  Arizona,  and  any  amendments,   supplements  or
corrections thereto.

                    1.2.36 "PUBLIC" means all Persons other than a Unit Owner and family members of such Unit Owner.

                    1.2.37 "PUBLIC RENTAL RESIDENTIAL USE" means use of a Unit for commercial rental to the Public for tourist, visitor and transient traveller accommodation.

                    1.2.38 "PURCHASER"  means  any  Person,   other  than  the
Declarant, who by means of a voluntary transfer becomes a Unit Owner, except for
(i) a Person who purchases a Unit and then leases it to the Declarant for use as a model in connection with the sale of other Units, or (ii) a Person who, in addition to purchasing a Unit, is assigned any Special Declarant Right.

                    1.2.39 "RECIPROCAL EASEMENT" means that Reciprocal Easement Agreement with Covenants and Restrictions Affecting Land recorded in Book 3332, page 279, records of Yavapai County, Arizona, which establishes reciprocal rights and obligations between the Condominium and the health club facility located adjacent to the Condominium.

                    1.2.40 "RULES" means the rules and regulations adopted by the Association, as amended from time to time.

                    1.2.41 "SPECIAL   DECLARANT  RIGHTS"  means  any  right  or
combination of rights reserved by or granted to the Declarant in this Declaration or by the Condominium Act to do any of the following:

                           (i)  Construct Improvements provided for in this
Declaration or shown on the Plat;

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

                           (ii)  Exercise any Development Right;

                           (iii) Maintain sales offices, management offices,
models, and signs advertising the Condominium;

                           (iv)  Use easements through the Common Elements for
the purpose of making Improvements within the Condominium; and

                           (v)   Appoint or remove any officer of the
Association or any member of the Board of Directors during the Period of Declarant Control.

                    1.2.42 "UNIT" means a portion of the Condominium designated for separate ownership or occupancy, the boundaries of which are described in
SECTION 2.5 of this Declaration.

                    1.2.43 "UNIT FURNISHINGS"   means   those   furnishings,
including, furniture, art work, shutters, blinds, curtains, appliances, decorations, fixtures and other personal property initially installed by Declarant in each Unit and all replacements, substitutions, supplements and additions thereto.

                    1.2.44 "UNIT OWNER" means the record owner, whether one or more Persons, of beneficial or equitable title (and legal title if the same has merged with the beneficial or equitable title) to the fee simple interest of a Unit. Unit Owner shall not include Persons having an interest in a Unit merely as security for the performance of an obligation, or a Guest or lessee, tenant, or licensee of a Unit. Unit Owner shall include a purchaser under a contract for the conveyance of real property, a contract for deed, a contract to convey, an agreement for sale or any similar contract subject to A.R.S. ss.33-741, ET SEQ. Unit Owner shall not include a purchaser under a purchase contract and receipt, escrow instructions or similar executory contracts which are intended to control the rights and obligations of the parties to executory contracts pending the closing of a sale or purchase transaction. In the case of Units the fee simple title to which is vested in a trustee pursuant to A.R.S. ss.33-801, ET SEQ., the trustor shall be deemed to be the Unit Owner. In the case of Units the fee simple title to which is vested in a trustee pursuant to a subdivision trust agreement or similar agreement, the beneficiary of any such trust who is entitled to possession of the Unit shall be deemed to be the Unit Owner.

                    1.2.45 "YEAR" means a calendar year.

                    1.2.46 "ZONING ORDINANCE" means the Yavapai County Zoning Code applicable to the Condominium and the applicable zoning and development stipulations of Yavapai County, which limit the use of the Condominium for Public Rental Residential Use.

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

                                    ARTICLE 2

             SUBMISSION OF PROPERTY; UNIT BOUNDARIES; ALLOCATION OF PERCENTAGE INTERESTS, VOTES AND COMMON EXPENSE LIABILITIES

            2.1 SUBMISSION OF PROPERTY. Declarant hereby submits the real property described on EXHIBIT "A" attached to this Declaration, together with all Improvements situated thereon and all easements, rights and appurtenances thereto, to the provisions of the Condominium Act for the purpose of creating a condominium in accordance with the provisions of the Condominium Act and hereby declares that the real property described on Exhibit "A" attached to this Declaration, together with all Improvements situated thereon, and all easements, rights and appurtenances thereto, shall be held and conveyed subject to the terms, covenants, conditions and restrictions set forth in this Declaration.

            2.2 NAME OF CONDOMINIUM. The name of the Condominium created by this Declaration is ShadowRock Sedona Golf Resort & Conference Center, a condominium.

            2.3 NAME OF ASSOCIATION. The name of the Association is ShadowRock Sedona Golf Resort & Conference Center Condominium Association.

            2.4 IDENTIFYING NUMBERS OF UNITS. The identifying numbers of the Units are as set forth on EXHIBIT "B" attached hereto.

            2.5 UNIT BOUNDARIES.

                    2.5.1 The boundaries of each Unit are the interior unfinished surfaces of the perimeter walls, floors, ceiling, doors and windows of the Unit. All lath, furring, wallboard, plasterboard, plaster, paneling, tiles, wallpaper, paint, finished flooring and any other materials constituting any part of the finished surfaces of the walls, floors and ceilings are part of the Unit, and all other portions of the walls, floors and ceilings are part of the Common Elements.

                    2.5.2 Any chute, flue, duct, wire, conduit, bearing wall, bearing column or other fixture, whether located within or outside of the boundaries of a Unit, which serve only that Unit, is a Limited Common Element allocated solely to that Unit, and any portion serving more than one Unit or any portion of the Common Elements is a part of the Common Elements.

                    2.5.3 Subject to the provisions of SUBSECTION 2.5.2 of this Declaration, all spaces, interior partitions and other fixtures and Improvements within the boundaries of a Unit are part of the Unit; provided, however, any entryway, vestibule or foyer shown on the Plat which serves as an entrance to more than one Unit shall not be considered part of any Unit so served but shall instead be considered a Limited Common Element allocated to the Units so served.

                    2.5.4 Any shutters, awnings, window boxes, doorsteps, stoops, porches, balconies, entryways or patios, and all exterior doors (including doors from any entryway, vestibule or foyer) and windows or other fixtures designed to serve a single Unit, but located outside the Unit's boundaries, are Limited Common Elements allocated exclusively to that Unit.

                    2.5.5 In the event of any inconsistency or conflict between the provisions of this ARTICLE 2 and the Plat, this ARTICLE 2 shall control.

                    2.5.6 The physical boundaries of a Unit shall be considered to be the proper boundaries regardless of the settling, rising or lateral movement of the Buildings and regardless of any variances between the boundaries shown on the Plat and the actual physical boundaries.

                    2.5.7 Subject to and in accordance with A.R.S. ss. 33-1222, Declarant reserves the right to relocate the boundaries between adjoining Units owned by the Declarant and to reallocate each such Unit's Common Element interest, votes in the Association, and Common Expense Liabilities.

            2.6 ALLOCATION OF COMMON ELEMENT INTEREST AND COMMON EXPENSE LIABILITIES. The allocation of undivided interests in the Common Elements and in the Common Expenses of the Association is based upon the ratio of Declarant's initial determination of value attributable to the initial sales offering price of each of the Units to Declarant's initial determination of the aggregate value of all of the Units (such aggregate value being $43,827,100). Nothing herein shall obligate Declarant to sell any Unit for Declarant's initial determination of value for such Unit and Units may be sold for more or less than Declarant's initial determination of value for such units without any adjustment to the allocation of undivided interests in the Common Elements and the Common Expenses. The percentage interest for each Unit in the Common Elements and the Common Expenses of the Association is set forth on EXHIBIT "B" hereto.

            2.7 ALLOCATION OF VOTES IN THE ASSOCIATION. The total votes in the Association shall be equal to the number of Units in the Condominium. The votes in the Association shall be allocated equally among all the Units, with each Unit having one (1) vote.

            2.8 ALLOCATION OF LIMITED COMMON ELEMENTS.

                    2.8.1 The following portions of the Common Elements are Limited Common Elements and are allocated to the exclusive use of one or more Units as follows:

                          (i)   Each first floor Unit is allocated the patio
adjoining the Unit, if any, as shown on the Plat;

                          (ii)  Each second and third floor Unit is allocated
the balcony adjoining the Unit, if any, as shown on the Plat;

                          (iii) Each Unit to which access is provided via an
entryway, vestibule or foyer which serves another Unit, is allocated use of such area, as shown on the Plat, and use is exclusively limited to those Units so served.

                          (iv)  Any chute, flue, pipe, duct, wire, conduit,
bearing wall, bearing column or other fixtures, whether located within or outside of the boundaries of a Unit, which serve only one Unit is a Limited Common Element allocated solely to the Unit served;

                          (v)   If a chute, flue, pipe, duct, wire,  conduit,
bearing wall, bearing column or other fixtures lies partially within and partially outside the designated boundaries of a Unit, the portion serving only the Unit is a Limited Common Element allocated solely to the Unit, the use of which is limited to that Unit and any portion serving more than one Unit or a portion of the Common Elements is a part of the Common Elements;

                          (vi)  Any shutters,  awnings, window boxes, doorsteps,
stoops, porches and exterior doors and windows or other fixtures designed to serve a single Unit, located outside the boundaries of the Unit, are Limited Common Elements allocated exclusively to the Unit and their use is limited to that Unit; and

                          (vi)  Any gas, electric or water meter which serves
only one Unit is allocated to the Unit it serves.

                    2.8.2 A Limited Common Element may be reallocated by an amendment to this Declaration made in accordance with the provisions of A.R.S. ss. 33-1218(B) of the Condominium Act.

                    2.8.3 The Board of Directors shall have the right, without a vote of the Members, to allocate as a Limited Common Element any portion of the Common Elements not previously allocated as a Limited Common Element. Any such allocation by the Board of Directors shall be made by an amendment to this Declaration and an amendment to the Plat if required by the Condominium Act.


                                    ARTICLE 3

                                    EASEMENTS

            3.1 UTILITY EASEMENT. There is hereby created an easement upon, across, over and under the Common Elements for reasonable ingress, egress, installation, replacing, repairing or maintaining of all utilities, including, but not limited to, gas, water, sewer, telephone, cable television and electricity. By virtue of this easement, it shall be expressly permissible for the providing utility company to erect and maintain the necessary equipment on the Common Elements, but no sewers, electrical lines, water lines, or other utility or service lines may be installed or located on the Common Elements except as initially designed, approved and constructed by the Declarant or as approved by the Board of Directors. This easement shall in no way affect any other recorded easements on the Common Elements.

            3.2 EASEMENTS FOR INGRESS AND EGRESS. There is hereby created easements for ingress and egress for pedestrian traffic over, through and across sidewalks, paths, walks, and lanes that from time to time may exist upon the Common Elements. There is also created an easement for ingress and egress for pedestrian and vehicular traffic over, through and across such driveways and parking areas as from time to time may be paved and intended for such purposes except that such easements shall not extend to any Limited Common Elements. Such easements shall run in favor of and be for the benefit of the Hotel Operator, the Unit Owners, Guests and their families and permitted tenants and invitees.

            3.3 UNIT OWNERS' EASEMENTS OF ENJOYMENT.

                    3.3.1 Every Unit Owner shall have a right and easement of enjoyment in and to the Common Elements, which right and easement shall be appurtenant to and shall pass with the title to every Unit, subject to the following provisions:

                          (i)   The right of the Association to adopt reasonable
rules and  regulations  governing the use of the Common Elements;

                          (ii)  The  right of the  Association to  convey  the
Common Elements or subject the Common Elements to a mortgage, deed of trust, or other security interest, in the manner and subject to the limitations set forth in the Condominium Act;

                          (iii) All rights, easements and restrictions set forth
in this  Declaration  including,  but not limited to, the  provisions of SECTION
3.3.2 and the rights and easements  granted to the Declarant by SECTIONs 3.4 and
3.5 of this Declaration;

                          (iv)  The right of the  Association  to  suspend  the
right of a Unit Owner and any occupant of such Unit Owner's Unit (other than a Guest) to use the Common Elements for any period during which the Unit Owner is in violation of any provision of the Condominium Documents;

                          (v)   The right of  the Hotel  Operator to make use of
the Common Elements (including exclusive use of the Hotel Facilities) in accordance with the terms of the Hotel Operating and Rental Pool Agreement; and

                          (vi)  The  right of  each  Owner to  make use  of  the
Common Elements shall be limited to those times when the Owner has the right to occupy its Unit, and then in accordance with the terms of the Hotel Operating and Rental Pool Agreement.

                    3.3.2 If a Unit is leased, rented or otherwise made available for hotel use, the Guest and the family members residing with such Guest and any permitted invitees and guests shall have the right to use the Common Elements during the occupancy term, subject to any limitation established pursuant to SECTION 3.3.3. Unless a Unit Owner is occupying a Unit as a Guest or is exercising its rights to occupy its own Unit pursuant to the rights of occupancy set forth in any Hotel Operating and Rental Pool Agreement then in effect, no Unit Owner shall have the right to occupy or utilize its own Unit or the Common Elements, it being understood that such use rights have been delegated and assigned for the use of the Hotel Operator and Guests pursuant to the Hotel Operating and Rental Pool Agreement.

                    3.3.3 The Board of Directors shall have the right to limit the number of guests and invitees of Unit Owners and Guests who may use the Common Elements at any one time and may restrict the use of the Common Elements by Unit Owners, Guests and their respective guests and invitees to certain specified times. The Board of Directors may delegate this right to restrict use of the Common Elements to any Hotel Operator.

                    3.3.4 Subject to the assignment set forth in any Hotel Operating and Rental Pool Agreement for the benefit of Guests, a Unit Owner's right and easement of enjoyment in and to the Common Elements shall not be conveyed, transferred, alienated or encumbered separate and apart from a Unit. Such right and easement of enjoyment in and to the Common Elements shall be deemed to be conveyed, transferred, alienated or encumbered upon the sale of any Unit, notwithstanding that the description in the instrument of conveyance, transfer, alienation or encumbrance may not refer to such right and easement.

                    3.3.5  Notwithstanding  anything  to the  contrary  in  this
SECTION 3.3, the right to the use of the Limited Common Elements that are allocated to one or more but less than all of the Units shall be limited to those Persons who have the right to use the Unit to which the Limit Common Elements are appurtenant.

            3.4  DECLARANT'S USE FOR SALES PURPOSES.

                    3.4.1 Declarant shall have the right and an easement to maintain sales offices, management offices and models throughout the Condominium and to maintain one or more advertising signs on the Common Elements while the Declarant is selling Units in the Condominium. Declarant reserves the right to place models, management offices and sales offices in any Units owned by Declarant and on any portion of the Common Elements in such number, of such size and in such locations as Declarant deems appropriate.

                    3.4.2 Declarant may from time to time relocate models, management offices and sales offices to different locations within the Condominium. Upon the relocation of a model, management office or sales office from any area constituting a Common Element, Declarant may remove all personal property and fixtures therefrom.

                    3.4.3 The Declarant reserves the right to retain all personal property and equipment used in the sales, management, construction and maintenance of the Condominium that has not been represented in writing by Declarant as being property of the Association. The Declarant reserves the right to remove from the Condominium any and all goods and improvements used in development, marketing and construction, whether or not they have become fixtures.

            3.5  DECLARANT'S RIGHTS AND EASEMENTS.

                    3.5.1 Declarant shall have the right and an easement on and over the Common Elements to construct the Common Elements and the Units shown on the Plat and all other Improvements the Declarant may deem necessary, and to use the Common Elements and any Units owned by Declarant for construction or renovation related purposes including the storage of tools, machinery, equipment, building materials, appliances, supplies and fixtures, and the performance of work in the Condominium.

                    3.5.2 Declarant shall have the right and an easement on, over and under those portions of the Common Elements not located within the Buildings for the purpose of correcting drainage of surface, roof or storm water, for so long as Declarant has any legal obligation to correct drainage. The easement created by this SUBSECTION 3.5.2 expressly includes the right to cut any trees, bushes, or shrubbery, to grade the soil or to take any other action reasonably necessary.

                    3.5.3 The Declarant shall have an easement within and through the Units for any access necessary to complete any construction, renovations, warranty work or modifications to be performed by Declarant.

                    3.5.4 The Declarant shall have the right and an easement on, over, and through the Common Elements as may be reasonably necessary for the purpose of discharging its obligations and exercising Special Declarant Rights whether arising under the Condominium Act or reserved in this Declaration.

            3.6 EASEMENT FOR SUPPORT. To the extent necessary, each Unit shall have an easement for structural support over every other Unit in the Buildings, the Common Elements and the Limited Common Elements, and each Unit and the Common Elements shall be subject to an easement for structural support in favor of every other Unit in the Buildings, the Common Elements and the Limited Common Elements.

            3.7 COMMON ELEMENTS EASEMENT IN FAVOR OF THE ASSOCIATION AND HOTEL OPERATOR. The Common Elements shall be subject to an easement in favor of the Association and the Hotel Operator and their respective agents, employees and independent contractors for the purpose of inspection, upkeep, maintenance, repair and replacement of the Common Elements and for the purpose of operating the Condominium as a hotel and exercising all rights of the Association and the Hotel Operator and discharging all obligations of the Association and the Hotel Operator as set forth in this Declaration or in the Hotel Operating and Rental Pool Agreement.

            3.8 COMMON ELEMENTS EASEMENT IN FAVOR OF UNIT OWNERS. The Common Elements shall be subject to the following easements in favor of the Units benefitted:

                    3.8.1 For the installation, repair, maintenance, use, removal or replacement of pipes, ducts, heating and air conditioning equipment and systems, electrical, telephone and other communication wiring and cables, plumbing lines and fixtures, fire sprinkler lines and systems, structural systems, and all other utility lines and conduits which are a part of or serve any Unit and which pass across or through a portion of the Common Elements.

                    3.8.2 For the installation, repair, maintenance, use, removal or replacement of lighting fixtures, electrical receptacles, panel boards and other electrical installations which are a part of or serve any Unit but which encroach into a part of a Common Element adjacent to such Unit; provided that the installation, repair, maintenance, use, removal or replacement of any such item does not unreasonably interfere with the common use of any part of the Common Elements, adversely affect either the thermal or acoustical character of the Buildings or impair or structurally weaken the Buildings.

                    3.8.3 For driving and removing nails, screws, bolts and other attachment devices into the Unit side surface of the stone, block, brick or other masonry walls bounding the Unit and the Unit side surface of the studs which support the dry wall or plaster perimeter walls bounding the Unit, the bottom surface of floor joists above the Unit and the top surface of the floor joists below the Unit to the extent such nails, screws, bolts and other attachment devices may encroach into a part of a Common Element adjacent to such Unit; provided that any such action will not unreasonably interfere with the common use of any part of the Common Elements, adversely affect either the thermal or acoustical character of the Buildings or impair or structurally weaken the Buildings.

                    3.8.4 For the maintenance of any lighting devices, outlets, medicine cabinets, exhaust fans, ventilation ducts, registers, grilles and similar fixtures which serve only one Unit but which encroach into any part of the Common Elements.

            3.9 UNITS AND LIMITED COMMON ELEMENTS EASEMENT IN FAVOR OF ASSOCIATION AND HOTEL OPERATOR. The Units and the Limited Common Elements are hereby made subject to the following easements in favor of the Association and the Hotel Operator and their respective agents, employees and independent contractors:

                    3.9.1 For  inspection  of  the  Units  and  Limited  Common
Elements  in  order  to  verify  the   performance  of  all  required  items  of
maintenance, repair and replacement required by the terms of this Declaration or the Hotel Operating and Rental Pool Agreement;

                    3.9.2 For inspection, maintenance, repair and replacement of the Common Elements or the Limited Common Elements situated in or accessible from such Units or Limited Common Elements;

                    3.9.3 For correction of emergency conditions in one or more units or Limited Common Elements or casualties to the Common Elements, the Limited Common Elements or the Units.

                    3.9.4 For the purpose of enabling the Association, the Board of Directors or any other committees appointed by the Board of Directors to exercise and discharge their respective rights, powers and duties under the Condominium Documents and for the purpose of enabling the Hotel Operator to exercise and discharge its respective rights, powers and duties under any Hotel Operating and Rental Pool Agreement.

                    3.9.5 For   inspection,   at  reasonable   times  and  upon
reasonable notice to the Unit Owner, of the Units and the Limited Common Elements in order to verify that the provisions of the Condominium Documents are being complied with.

            3.10 EASEMENT FOR UNINTENDED ENCROACHMENTS. To the extent that any Unit or Common Element encroaches on any other Unit or Common Element as a result of original construction, shifting or settling, or alteration or restoration authorized by this Declaration or any reason other than the intentional encroachment on the Common Elements or any Unit by a Unit Owner, a valid easement for the encroachment, and for the maintenance thereof, exists.

                                    ARTICLE 4

                         USE AND OCCUPANCY RESTRICTIONS

            4.1 PUBLIC RENTAL RESIDENTIAL USE. All Units shall be used, improved and devoted exclusively to Public Rental Residential Use in accordance with the Zoning Ordinance, subject only to the Unit Owner's limited right to occupy the Unit as described in SECTION 4.8 below. No use of any Unit shall be permitted which violates the Zoning Ordinance.

            4.2 HOTEL OPERATING AND RENTAL POOL AGREEMENT. Each Unit Owner acknowledges and agrees that the development in which the Units are located is a condominium-hotel project and that rights of the Unit Owner to use the Units and the Common Elements are subject to the terms of the Hotel Operating and Rental Pool Agreement, and that the Condominium shall be operated by the Hotel Operator for the benefit of the Unit Owner pursuant to the terms of such Hotel Operating and Rental Pool Agreement. Each Unit Owner shall subject its Unit to the effect of the Hotel Operating and Rental Pool Agreement and no Unit Owner shall have the right to use or permit its Unit to be used in any manner contrary to the terms of the Hotel Operating and Rental Pool Agreement and this Declaration. If at any time a Hotel Operating Rental Pool Agreement terminates or otherwise expires without a new Hotel Operating and Rental Pool Agreement being in place and effective, the Board of Directors shall arrange for the Condominium to be operated as a condominium-hotel project with a rental pool for the benefit of all Owners (the terms of such rental pool to be substantially similar to the terms of the rental pool in effect immediately prior to termination or expiration of the Hotel Operating and Rental Pool Agreement), and the Board of Directors shall have the right to hire such managers and other personnel as may be necessary and appropriate until a new Hotel Operator is engaged pursuant to a new Hotel Operating and Rental Pool Agreement.

            4.3 ACCESS TO HOTEL OPERATOR. The Hotel Operator, its employees, agents, contractors and permittees shall at all times have access to and use of all portions of the Condominium as are reasonably required for the operation of the condominium-hotel from time to time, as determined by the Hotel Operator, acting reasonably, including, without limitation, all Hotel Facilities. During the term of any Hotel Operating and Rental Pool Agreement, the Hotel Operator shall have the exclusive right to (i) make use of the Hotel Facilities; and (ii) make Units available to Guests (who may also have access to the right to use those portions of the Common Elements authorized by Hotel Operator) and no Unit Owner shall interfere with such exclusive rights.

            4.4 HOTEL FACILITIES. The Hotel Operator shall be entitled to set up and maintain within the Common Elements any facilities as are reasonably required by the Hotel Operator in connection with the operation of the condominium-hotel, including, without limitation, the Hotel Facilities and any interior or exterior signage reasonably desired by the Hotel Operator.

            4.5 COMPLIANCE WITH LAWS. The Hotel Operator shall comply with all governmental and other regulatory statutes, laws, bylaws, rules, regulations, codes, ordinances and licensing requirements related to the operation of a condominium-hotel.

            4.6 NO ACTS IN CONTRAVENTION OF HOTEL OPERATING AND RENTAL POOL AGREEMENT. All Unit Owners agree that all bylaws, rules and regulations of the Association shall be consistent with the operation of the Condominium as a condominium-hotel  in  accordance  with the  Hotel  Operating  and  Rental  Pool
Agreement, as in effect from time to time, and that they will not impair, interfere with or adversely affect such operation. The Unit Owners further agree that they will not do any act or thing and shall cause the Association to refrain from doing any act or thing which may impair, interfere with or limit the ability of the Hotel Operator to operate the Condominium as a condominium-hotel in accordance with the Hotel Operating and Rental Pool Agreement.

            4.7 LIMITATION ON RIGHT TO LEASE OR USE UNIT. No Unit Owner shall rent, lease or otherwise use its Unit for any purpose, including personal use by the Unit Owner, except as expressly permitted pursuant to SECTION 4.8 hereof and the applicable provisions of the Hotel Operating and Rental Pool Agreement.

            4.8 RESIDENTIAL USE BY UNIT OWNERS. Notwithstanding anything in this ARTICLE 4 to the contrary, a Unit Owner may use its Unit only as follows:

                    4.8.1 In order to use its Unit, the Unit Owner must reserve the Unit in accordance with and otherwise comply with the provisions of this
SECTION 4.8 and EXHIBIT "C" attached hereto.

                    4.8.2 A Unit Owner may use its Unit only in accordance with the advance reservation and occupancy duration provisions of EXHIBIT "C". If a Unit Owner reserves its Unit pursuant to Paragraph 2 of EXHIBIT "C", but does not actually use the Unit during the time reserved, the Unit Owner shall still be deemed to have used the Unit for the time so reserved unless, at least thirty
(30) days prior to the Unit Owner's scheduled use of the Unit, the Unit Owner cancels such reservation with the approval of the Hotel Operator. If a Unit Owner reserves its Unit pursuant to Paragraph 3 of EXHIBIT "C" but does not actually use the Unit during the time reserved, the Unit Owner shall still be deemed to have used the Unit for the time so reserved unless, at least five (5) days prior to the Unit Owner's scheduled use of the Unit, the Unit Owner cancels such reservation with the approval of the Hotel Operator.

                    4.8.3 If a Unit Owner does not reserve or use the full amount of days permitted to be used by the Unit Owner pursuant to EXHIBIT "C" in any Year, the Unit Owner shall not be entitled to accumulate or otherwise use the unused days in any future Year.

                    4.8.4 Subject to the use by Unit Owners of their Units as permitted by this SECTION 4.8 and the rights of Declarant as set forth in
SECTION 3.4, all Units shall be made available at all times for rental to or use by the Public in accordance with the terms of the Hotel Operating and Rental Pool Agreement. The Hotel Operator may accept reservations at any time from the

Public for the use of any Unit for any future day or days; however, provided a Unit Owner has booked the use of its Unit in accordance with the terms of EXHIBIT "C", use of the Unit by the Unit Owner shall take precedence.

                    4.8.5 Each Unit Owner acknowledges that at all times while it is occupying and making use of its Unit (or if such Unit Owner has reserved its Unit but does not actually use the Unit during the time reserved, without having provided the Hotel Operator prior written notice of intent not to use the Unit as set forth in SECTION 4.8.2), the Unit Owner will not share in the rental pool proceeds for the days the Unit Owner occupies, or is deemed to have occupied the Unit.

                    4.8.6  Anything  in  this   SECTION  4.8  to  the  contrary
notwithstanding, the Owner of a Unit designated as an Executive Unit on EXHIBIT "B" may not reserve, use or authorize or assign to any other Person the right to use or occupy its Executive Unit, except that the Hotel Operator may make use and allow others to make use of such Executive Unit as part of the normal operation of the condominium - hotel.

                    4.8.7  Anything  in  this   Declaration   to  the  contrary
notwithstanding, in the event any Unit Owner sells, transfers or conveys its interest in a Unit, either voluntarily or involuntarily (including, without limitation, a transfer of a Unit pursuant to the exercise of any remedies by a secured party under any deed of trust or other instrument or lien encumbering a
Unit), then the successor Unit Owner (including any trustee or third-party foreclosure purchaser) shall be obligated to honor any outstanding commitments to any Exchange Program User for use of the Unit which have been confirmed by the Hotel Operator as of the date of transfer of the Unit to such successor Unit Owner.

            4.9 ANTENNAS. The Board of Directors shall regulate, to the extent permitted under federal, state and local law, any antenna, aerial, satellite television dish or other device for the transmission or reception of television or radio signals or any other form of electromagnetic radiation proposed to be erected, used or maintained outdoors on any portion of the Condominium whether attached to a Building or structure or otherwise. To the extent permitted by applicable law, the prior approval of the Board of Directors shall be required for the installation, use or maintenance of any such device, which approval the Board may condition upon the satisfaction of certain conditions including, but not limited to, the size, placement, height, means of installation and screening of such devices.

            4.10 UTILITY SERVICE. Except for lines, wires and devices existing on the Condominium as of the date of this Declaration and maintenance and replacement of the same, without the prior written approval of the Association, no lines, wires, or other devices for the communication or transmission of electric current or power, including telephone, television, and radio signals, shall be erected, placed or maintained anywhere in or upon the Condominium unless they are installed and maintained underground or concealed in, under, or on Buildings or other structures permitted under this Declaration. No provision hereof shall be deemed to forbid the erection of temporary power or telephone structures incident to the operation of the Condominium as a hotel or construction of Buildings or structures permitted under this Declaration.

            4.11 IMPROVEMENTS  AND  ALTERATIONS.   No  structural   additions,
alterations or improvements shall be made to any Building, Common Area or within a Unit, unless prior to the commencement of each addition, alteration or improvement, the Board of Directors has given its prior written approval (which may be withheld in the sole and absolute discretion of the Board of Directors) and, if required by the Board of Directors, an architect or engineer, licensed in Arizona, certifies that such addition, alteration or improvement will not impair the structural, electrical, mechanical, plumbing or functional integrity of the Building or Unit to or within which such addition, alteration or improvement is to be made.

            4.12 TRASH CONTAINERS AND COLLECTION. No garbage or trash shall be placed or kept on the Condominium except in covered containers of a type, size and style which are approved by the Board of Directors and the Hotel Operator. The Board of Directors or the Hotel Operator shall have the right to subscribe to a trash service for the use and benefit of the Hotel Operator, the Association and all Unit Owners. The Board of Directors and the Hotel Operator together may adopt and promulgate rules and regulations regarding garbage, trash, trash containers and collection. No incinerators shall be kept or maintained in any Unit.

            4.13 MACHINERY AND EQUIPMENT. No machinery or equipment of any kind shall be placed, operated or maintained upon the Condominium except such machinery or equipment as is usual and customary in connection with the use, maintenance or construction of buildings, improvements or structures which are within the uses permitted by this Declaration, and except for such machinery and equipment as the Hotel Operator reasonably deems necessary in order to permit the Hotel Operator to operate the Condominium as a condominium-hotel.

            4.14 ANIMALS. No animals, birds, fowl, poultry or livestock shall be maintained or kept in any Units or on any other portion of the Condominium, except for physical impairment, assistive animals, to the extent that a Unit Owner or Guest or any employee or contractor of the Association or the Hotel Operator requires the use of such assistive animals, and in any such instance, in accordance with any Association rules and regulations which then may be in effect.

            4.15 CLOTHES DRYING FACILITIES. Outside clotheslines or other outside facilities for drying or airing clothes shall not be erected, placed or maintained on the Condominium.

            4.16 MINERAL EXPLORATION. No portion of the Condominium shall be used in any manner to explore for or to remove any water, oil or other hydrocarbons, minerals of any kind, gravel, earth, or any earth substance of any kind.

            4.17 DISEASES AND INSECTS. No Unit Owner shall permit any thing or condition to exist upon the Condominium which could induce, breed or harbor infectious plant diseases or noxious insects.

            4.18 TRUCKS, TRAILERS, CAMPERS AND BOATS. No truck, mobile home, travel trailer, tent trailer, trailer, camper shell, detached camper, recreational vehicle, boat, boat trailer, or other similar equipment or vehicle may be parked, kept, maintained, constructed, reconstructed or repaired on any part of the Condominium, except for temporary parking for Guests which must be in accordance with applicable Association rules and regulations.

            4.19 MOTOR VEHICLES. Except for emergency repairs, no automobile, motorcycle, motorbike or other motor vehicle shall be constructed, reconstructed, serviced or repaired on any portion of the Condominium, and no inoperable vehicle may be stored or parked on any portion of the Condominium. No automobile, motorcycle, motorbike or other motor vehicle shall be parked upon any part of the Condominium except in such parking spaces as may exist from time to time on the Common Elements and then only in accordance with parking regulations jointly adopted by the Board of Directors and the Hotel Operator.

            4.20 TOWING OF VEHICLES. The Board of Directors and the Hotel Operator shall have the right to have any truck, mobile home, travel trailer, tent trailer, trailer, camper shell, detached camper, recreational vehicle, boat, boat trailer or similar equipment or vehicle or any automobile, motorcycle, motorbike, or other motor vehicle parked, kept, maintained, constructed, reconstructed or repaired in violation of the Condominium Documents or any parking regulation adopted by the Hotel Operator or the Board of Directors towed away at the sole cost and expense of the owner of the vehicle or equipment. Any expense incurred by the Association or the Hotel Operator in connection with the towing of any vehicle or equipment shall be paid upon demand by the owner of the vehicle or equipment.

            4.21 SIGNS. Except for signs of the Hotel Operator incidental to the operation of the Condominium as a hotel as reasonably determined to be appropriate by the Hotel Operator and any "For Sale" or other advertising signs which Declarant may elect to post in connection with its marketing of the development, no signs (including, but not limited to, "For Sale" or "For Rent" signs) shall be permitted on the exterior of any Unit or Building or any other portion of the Condominium without the prior written approval of the Board of Directors and any Hotel Operator.

            4.22 LAWFUL USE. No immoral, improper, offensive, or unlawful use shall be made of any part of the Condominium. All valid laws, zoning ordinances, and regulations of all governmental bodies having jurisdiction over the Condominium shall be observed. Any violation of such laws, zoning ordinances or regulations shall be a violation of this Declaration.

            4.23 NUISANCES  AND  OFFENSIVE  ACTIVITY.   No  nuisance  shall  be
permitted to exist or operate upon the Condominium, and no activity shall be conducted upon the Condominium which is offensive or detrimental, or is an annoyance, to any portion of the Condominium or any occupant of the Condominium. No exterior speakers, horns, whistles, bells or other sound devices, except (i) security or other emergency devices used exclusively for security or emergency purposes, or (ii) sound systems used by or with the consent of the Hotel Operator for outdoor functions and activities in connection with the operation of the Condominium as a hotel, shall be located, used or placed on the Condominium.

            4.24 WINDOW COVERINGS. No reflective materials, including, but without limitation, aluminum foil, reflective screens or glass, mirrors or similar items, shall be installed or placed upon the outside or inside of any windows of a Unit or of any Limited Common Elements allocated to the Unit without the prior written approval of the Board of Directors. No enclosures, drapes, blinds, shades, screens or other items affecting the exterior appearance of a Unit or any Limited Common Elements allocated to the Unit shall be constructed or installed without the prior written consent of the Board of Directors.

            4.25 LIMITATION ON LEASING OF UNITS. No Unit Owner may lease its Unit or permit any Person to use its Unit or any of the Common Elements except in accordance with this ARTICLE 4. Under no circumstances will any Unit Owner directly or indirectly charge rent or any form of consideration for the use of such Unit Owner's Unit except in accordance with the terms of the Hotel Operating and Rental Pool Agreement.

            4.26 FURNISHINGS. No Owner may remove, replace, substitute, alter, repair or add to any of the Unit Furnishings or Hotel Furnishings. Redecorating and repair, refurbishment and replacement of Unit Furnishings and Hotel Furnishings shall be scheduled and accomplished by the Hotel Operator, in accordance with the terms of the Hotel Operating and Rental Pool Agreement.


                                    ARTICLE 5

               MAINTENANCE AND REPAIR OF COMMON ELEMENTS AND UNITS

            5.1 REPAIR OF COMMON  ELEMENTS.  Except as  otherwise  set forth in
SECTION 5.3, the Association shall clean, maintain, repair and replace all Common Elements and all Limited Common Elements. Subject to the provision of
SECTION 5.3, the expense thereof shall be a Common Expense.

            5.2 REPAIR OF UNITS.The repair and maintenance of the Units and the cost of repairs, refurbishing, replacement and maintenance of all Furnishings shall be the responsibility of the Unit Owners, each of which shall cause its Unit and the Furnishings for such Unit to be maintained in good order and repair, reasonable wear and tear excepted. To enable the Condominium to be properly operated as a hotel, each Owner shall delegate its obligation under this SECTION to the Hotel Operator under the Hotel Operating and Rental Pool Agreement, and except as set forth in SECTION 5.3, all costs of such cleaning, repair, maintenance, refurbishing and replacement of the Units and their Furnishing shall be jointly shared by all Unit Owners, as part of the operating costs of the hotel operation.

            5.3 REPAIR OR RESTORATION NECESSITATED BY OWNER. Each Unit Owner shall be liable to the extent permitted by Arizona law, for any damage to such Unit Owner's Unit, any Furnishings within its Unit, or the Common Elements (including the Improvements, landscaping, personal property or equipment) which results from the negligence or willful conduct of the Unit Owner or its family members or invitees (other than Guests). If the Association or Hotel Operator pays the cost of any such repair, maintenance or replacements required by such act of a Unit Owner, the Unit Owner shall pay all such costs upon demand. The

Association may enforce collection of any such amounts in the same manner and to the same extent as provided for in this Declaration for the collection of Assessments.

            5.4 REPAIR AND RECOVERY RIGHTS OF ASSOCIATION. It is anticipated that the Hotel Operator will undertake the responsibility to perform the cleaning, repair, maintenance, replacement and refurbishment of the Units, the Unit Furnishings, Hotel Furnishings, Common Elements and Limited Common Elements, pursuant to the terms of the Hotel Operating and Rental Pool Agreement and that the costs thereof will be jointly charged to the Unit Owners. To the extent such costs are included in the annual proposed operating budget submitted to the Association by the Hotel Operator, such costs relating to the Common Elements and Limited Common Elements shall not be included in initially establishing the annual Assessments to be levied by the Board of Directors pursuant to SECTION 7.2; however, if at any time (i) a Hotel Operating and Rental Pool Agreement is not in effect; or (ii) such agreement does not provide for the Hotel Operator to pay the costs of complying with SECTIONs 5.1 and 5.2; or (iii) the Hotel Operator is in default under such agreement and is not paying such costs, the Association shall be responsible for assuring compliance with
SECTION 5.1 and 5.2, and any costs incurred by the Association in performing any cleaning, repair, maintenance, refurbishing or replacement obligations of SECTIONs 5.1 or 5.2 shall become Common Expenses and shall be payable in accordance with the terms of SECTION 7.21 and the Association may enforce collection of any such amounts in the same manner and to the same extent as provided for in this Declaration for the collection of Assessments.


                                    ARTICLE 6

                 THE ASSOCIATION; RIGHTS AND DUTIES; MEMBERSHIP

            6.1 RIGHTS, POWERS AND DUTIES OF THE ASSOCIATION. No later than the date on which the first Unit is conveyed to a Purchaser, the Association shall be organized as a nonprofit Arizona corporation. The Association shall be the entity through which the Unit Owners shall act. Unless the Condominium Documents or the Condominium Act specifically require a vote of the Members, approvals or actions to be given or taken by the Association shall be valid if given or taken by the Board of Directors. The Association shall have such rights, powers and duties as are prescribed by law and as are set forth in the Condominium Documents together with such rights, powers and duties as may be reasonably necessary in order to effectuate the objectives and purposes of the Association as set forth in this Declaration and the Condominium Act. The rights and obligations of the Association under this Declaration may be assigned and delegated to a Hotel Operator to enable the Hotel Operator to comply with its obligations under any Hotel Operating and Rental Pool Agreement. Without limiting the generality of the foregoing, the Association shall have the following rights, powers and duties:

                    6.1.1 The Association shall have the right to finance capital improvements in the Condominium by encumbering future Assessments if such action is approved by the written consent or affirmative vote of Unit Owners representing more than fifty percent (50%) of the votes in the Association.

                    6.1.2 The   Association  has  the  specific  duty  to  make
available, during normal business hours, to the Declarant, Eligible Mortgage Holders, Unit Owners, and Eligible Insurers or Guarantors, current copies of the Declaration, Bylaws, ARTICLEs, Rules and other books, records and financial statements of the Association as may be requested from time to time by such parties. Such requests shall be in writing, and the Association shall have the right to charge for copying expenses.

                    6.1.3 The Association shall control, manage and administer the Common Elements for the benefit of all Unit Owners, subject to the rights granted to the Hotel Operator under any Hotel Operating and Rental Pool Agreement.

                    6.1.4 The Association shall assure that the Units and the Common Elements and all Limited Common Elements are kept and maintained in a clean, safe and attractive condition and in a state of good and serviceable repair (reasonable wear and tear excepted) and that all Unit Furnishings and all Hotel Furnishings are properly maintained, repaired and replaced and if not so maintained by the Unit Owners (or on their behalf by the Hotel Operator), the Association is authorized to undertake all such upkeep, maintenance, repair and replacement and recover the cost thereof from any Person(s) responsible therefor.

                    6.1.5 Subject to the right of the Association to pay amounts to the Hotel Operator as set forth in this Declaration, the Association shall collect and receive all Assessments levied by the Association and other amounts payable to the Association and shall pay all sums of money properly required to be paid on account of all services, supplies and obligations pertaining to or for the benefit of the Association.

                    6.1.6 The Association shall conduct all negotiations with the Hotel Operator on behalf of the Unit Owners, including but not limited to negotiating the terms of the Hotel Operating and Rental Pool Agreement and all extensions, renewals, amendments, supplements and replacements thereto and perform all reasonable obligations undertaken by the Association under any such agreement.

                    6.1.7 The Association may:

                          (i)    purchase,  hire or  otherwise  acquire personal
property  to enable the  Condominium  to be used for hotel purposes;

                          (ii)   borrower  money  required  by  it  in  the
performance of its duties or the exercise of its powers, including arranging an operating line of credit, on terms and at rates of interest which are consistent with prudent business practices;

                          (iii)  secure the  repayment of money  borrowed by it,
and the payment of interest, by negotiable instrument or encumbrance of unpaid Assessments, whether levied or not, or mortgage any property vested in it, or by combination of those means;

                          (iv)   invest, as  it  may  determine,  in  separate
accounts, Association funds, including but not limited to reserve funds;

                          (v)    designate  by special  resolution an  area  as
Limited Common Element and specify the Unit or Units that are to have the use of such Limited Common Element;

                          (vi)   do all  things  necessary  for  the enforcement
of this Declaration, the Bylaws and the Rules of the Association, and for the control, management and administration of the Common Elements or other assets of the Association, including removing privileges for the use of certain facilities, or fixing and collecting fines for contravention of the Declaration, Bylaws or Rules;

                          (vii)  set  up and  maintain  separate  contingency
reserve funds for such purposes and in such amounts as the Board of Directors deems appropriate;

                          (viii) grant,  revise, amend and supplement  easements
over Common Elements (including but not limited to parking areas) for the benefit of any governmental agency (including the County of Yavapai), for the use of the general public and for the benefit of adjoining landowners, upon such terms as the Board of Directors deems to be reasonably prudent;

                          (ix)   hire a management  company,  managing  agent or
executive director and establish committees to assist the Association and the Board of Directors in performing their respective duties and responsibilities; and

                          (x)    initiate,  pursue,  compromise,  and  settle
(including dismissal) real estate tax protests and appeals relative to the Condominium, including individual Units, in the name of the Association and/or the individual Unit Owners, and upon request, each Unit Owner will grant to the Association a limited power of attorney, in the form required by any taxing authority, to permit the Association to pursue any such real estate tax protest or appeal on behalf of the respective Unit Owner.

            6.2 DIRECTORS AND OFFICERS.

                    6.2.1 During the Period of Declarant Control, the Declarant shall have the right to appoint and remove the members of the Board of Directors and the officers of the Association. Such members of the Board of Directors and officers are not required to be Unit Owners.

                    6.2.2 Upon the termination of the Period of Declarant Control, the Unit Owners shall elect the Board of Directors which must consist of at least five (5) members, at least a majority of whom must be Unit Owners. The Board of Directors elected by the Unit Owners shall then elect the officers of the Association.

                    6.2.3 The Declarant may voluntarily surrender its right to appoint and remove the members of the Board of Directors and the officers of the Association before termination of the Period of Declarant Control, and in that event the Declarant may require, for the duration of the Period of Declarant Control, that specified actions of the Association or the Board of Directors, as described in a recorded instrument executed by the Declarant, be approved by the Declarant before they become effective.

            6.3 RULES. The Board of Directors, from time to time and subject to the provisions of this Declaration and the Condominium Act, may adopt, amend, and repeal Rules. The Rules may, among other things, restrict and govern the use of any area by any Guest, any Unit Owner, or by any family member or invitee of such Unit Owner; provided, however, that the Rules may not unreasonably discriminate among Unit Owners and shall not be inconsistent with the Condominium Act, this Declaration, the ARTICLEs, Bylaws or any Hotel Operating and Rental Pool Agreement, nor shall such Rules discriminate against the Hotel Operator or unreasonably restrict the Hotel Operator from performing its duties or exercising its rights under the Hotel Operating and Rental Pool Agreement. A copy of the Rules as they may from time to time be adopted, amended or repealed, shall be mailed or otherwise delivered to each Unit Owner and may be recorded.

            6.4 COMPOSITION OF MEMBERS. Each Unit Owner shall be a Member of the Association. The membership of the Association at all times shall consist exclusively of all the Unit Owners. A Unit Owner (including Declarant) of a Unit shall automatically, upon becoming the Unit Owner thereof, be a Member of the Association and shall remain a Member of the Association until such time as such Unit Owner's ownership ceases for any reason, at which time, such Unit Owner's membership in the Association shall automatically cease.

            6.5 PERSONAL LIABILITY. Neither Declarant nor any member of the Board of Directors or of any committee of the Association, any officer of the Association nor any manager or other employee of the Association shall be personally liable to any Member, or to any other person or entity, including the Association, for any damage, loss or prejudice suffered or claimed on account of any act, omission, error or negligence of the Declarant, the Association, the Board of Directors, the manager, any representative or employee of the Association, or any committee, committee member or officer of the Association; provided, however, the limitations set forth in this SECTION 6.5 shall not apply to any person who has failed to act in good faith or has engaged in wilful or intentional misconduct.

            6.6 IMPLIED RIGHTS. The Association may exercise any right or privilege given to the Association expressly by the Condominium Documents and every other right or privilege reasonably to be implied from the existence of any right or privilege given to the Association by the Condominium Documents or reasonably necessary to effectuate any such right or privilege.

            6.7 VOTING RIGHTS. Subject to SECTION 6.8 below, each Unit Owner of a Unit, including Declarant, shall be entitled to cast one (1) vote for each Unit owned by such Unit Owner, on any Association matter which is put to a vote of the membership in accordance with this Declaration, the ARTICLEs and/or Bylaws.

            6.8 VOTING PROCEDURES. No change in the ownership of a Unit shall be effective for voting purposes unless and until the Board of Directors is given actual written notice of such change and is provided satisfactory proof thereof. The vote for each such Unit must be cast as a unit, and fractional votes shall not be allowed. In the event that a Unit is owned by more than one (1) Person and such Unit Owners are unable to agree among themselves as to how their vote or votes shall be cast, they shall lose their right to vote on the matter in question. If any Member casts a vote representing a certain Unit, it will thereafter be conclusively presumed for all purposes that such Unit Owner was acting with the authority and consent of all other Unit Owners of the same Unit unless objection thereto is made at the time the vote is cast. In the event more than one (1) vote is cast by a Member for a particular Unit, none of the votes shall be counted and all of the votes shall be deemed void.

            6.9 TRANSFER OF MEMBERSHIP. The rights and obligations of any Member other than the Declarant shall not be assigned, transferred, pledged, conveyed or alienated in any way except upon transfer of ownership of a Unit Owner's Unit, and then only to the transferee of ownership to the Unit. A transfer of ownership to a Unit may be effected by deed, intestate succession, testamentary disposition, foreclosure of a mortgage of record, or such other legal process as now in effect or as may hereafter be established under or pursuant to the laws of the State of Arizona. Any attempt to make a prohibited transfer shall be void. Any transfer of ownership to a Unit shall operate to transfer the membership appurtenant to said Unit to the new Unit Owner thereof. Each Purchaser of a Unit shall notify the Association of its purchase within ten (10) days after becoming the Unit Owner of a Unit.

            6.10 SUSPENSION OF VOTING RIGHTS. If any Unit Owner fails to pay any Assessments or other amounts due to the Association under the Condominium Documents within fifteen (15) days after such payment is due or if any Unit Owner violates any other provision of the Condominium Documents and such violation is not cured within fifteen (15) days after the Association notifies the Unit Owner of the violation, the Board of Directors shall have the right to suspend such Unit Owner's right to vote until such time as all payments, including interest and attorneys' fees, are brought current, and until any other infractions or violations of the Condominium Documents are corrected.

            6.11 CONVEYANCE OR ENCUMBRANCE OF COMMON ELEMENTS. The Common Elements shall not be mortgaged, transferred, dedicated or encumbered without the prior written consent or affirmative vote of Unit Owners representing at least eighty percent (80%) of the votes of the Members. In addition, any conveyance, encumbrance, judicial sale or other transfer (whether voluntary or involuntary) of an individual interest in the Common Elements shall be void unless the Unit to which that interest is allocated also is transferred.


                                    ARTICLE 7

                                   ASSESSMENTS

            7.1 PREPARATION OF BUDGET.

                    7.1.1 At least thirty (30) days before the beginning of each fiscal year of the Association commencing with the fiscal year in which the first Unit is conveyed to a Purchaser, the Board of Directors shall adopt a budget for the Association containing an estimate of the total amount of funds which the Board of Directors believes will be required during the ensuing fiscal year to pay all Common Expenses, excluding any Common Expenses which are proposed to be paid by the Hotel Operator pursuant to the terms of the annual operating budget prepared by the Hotel Operator for the ensuing year. The budget shall separately reflect any Common Expenses to be assessed against less than all of the Units pursuant to SUBSECTION 7.2.4 of this Declaration.

                    7.1.2 Within thirty (30) days after the adoption of a budget, the Board of Directors shall send to each Unit Owner the budget or a summary of the budget and a statement of the amount of the Common Expense Assessment assessed against the Unit of the Unit Owner in accordance with
SECTION 7.2 of this Declaration. The failure or delay of the Board of Directors to prepare or adopt a budget for any fiscal year shall not constitute a waiver or release in any manner of a Unit Owner's obligation to pay his allocable share of the Common Expenses as provided in SECTION 7.2 of this Declaration, and each Unit Owner shall continue to pay the Common Expense Assessment against his Unit as established for the previous fiscal year until notice of the Common Expense Assessment for the new fiscal year has been established by the Board of Directors.

                    7.1.3 The Board of Directors is expressly authorized to adopt and amend budgets for the Association, and no ratification of any budget or amended budget by the Unit Owners shall be required.

            7.2 COMMON EXPENSE ASSESSMENT.

                    7.2.1 For each fiscal year of the Association commencing with the fiscal year in which the first Unit is conveyed to a Purchaser, the Common Expense Assessment for each Unit shall be determined by multiplying the total estimated Common Expenses set forth in the budget adopted by the Board of Directors (except for the Common Expenses which are to be assessed against less than all of the Units pursuant to SUBSECTION 7.2.4) times the applicable

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

Percentage Interest as set forth on EXHIBIT "B" attached hereto (the "Common Expense Share"). If the Board of Directors determines during any fiscal year that funds budgeted or available for that fiscal year are or will become inadequate to meet all Common Expenses for any reason, including, without limitation, reduced income and expense reimbursement from the operation of the hotel, or increased Common Expenses, nonpayment of Assessments by Members, or nonpayment of hotel operating costs (including maintenance and repairs of the Common Elements, Unit Furnishings, Hotel Furnishings and Units by the Hotel Operator) the Board of Directors may increase and reallocate the Common Expense Assessment for that fiscal year and the revised Common Expense Assessment for each Unit shall commence on the date designated by the Board of Directors.

                    7.2.2 The Common Expense Assessments shall commence as to all Units on the first day of the month following the conveyance of the first Unit to a Purchaser. The first Common Expense Assessment shall be adjusted according to the number of months remaining in the fiscal year of the Association. The Board of Directors may require that the Common Expense Assessments or be paid in installments. For the period from the date upon which this Declaration is recorded through the first day of the month following the conveyance of the first Unit to a Purchaser, the Declarant shall be responsible for assuring that the actual Common Expenses accrued through such date are paid.

                    7.2.3 Except as otherwise expressly provided for in this Declaration, all Common Expenses shall be assessed against all of the Units in accordance with SUBSECTION 7.2.1 of this Declaration.

                    7.2.4 If any Common Expense is caused by the negligence or other misconduct of any Unit Owner, or if any Unit Owner fails to pay when due any amount owing to the Hotel Operator under the Hotel Operating and Rental Pool Agreement (a "Rental Pool Delinquency"), the Association (i) shall assess any such Common Expense exclusively against such Unit Owner to the extent not covered by insurance; and (ii) may assess any such Rental Pool Delinquency exclusively against such Unit Owner.

                    7.2.5 All Assessments, monetary penalties and other fees and charges levied against a Unit shall be the personal obligation of the Unit Owner of the Unit at the time the Assessments, monetary penalties or other fees and charges became due. The personal obligation of a Unit Owner for Assessments, monetary penalties and other fees and charges levied against his Unit shall not pass to the Unit Owner's successors in title unless expressly assumed by them.

            7.3 SPECIAL ASSESSMENTS. In addition to Common Expense Assessments, the Association may levy, in any fiscal year of the Association, a special assessment applicable to that fiscal year only for the purpose of defraying, in whole or in part, the cost of any construction, reconstruction, repair or replacement of a capital improvement of one or more Units and/or the Common Elements, including fixtures and personal property related thereto, or for any other lawful Association purpose, provided that any Special Assessment shall have first been approved by Unit Owners representing two-thirds (2/3) of the votes in the Association who are voting in person or by proxy at a meeting duly called for such purpose. Unless otherwise specified by the Board of Directors,

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

Special Assessments shall be due thirty (30) days after they are levied by the Association and notice of the Special Assessment is given to the Unit Owners.

            7.4 EFFECT OF  NONPAYMENT OF  ASSESSMENTS; REMEDIES  OF  THE
                ASSOCIATION.

                    7.4.1 Any Assessment, or any installment of an Assessment, which is not paid within five (5) days after the Assessment first became due shall be deemed delinquent and shall bear interest from the date of delinquency at the rate of interest established from time to time by the Board of Directors.

                    7.4.2 All Assessments, monetary penalties and other fees and charges imposed or levied against any Unit or Unit Owner shall be secured by the Assessment Lien as provided for in the Condominium Act. The recording of this Declaration constitutes record notice and perfection of the Assessment Lien, and no further recordation of any claim of lien shall be required. Although not required in order to perfect the Assessment Lien, the Association shall have the right but not the obligation, to record a notice setting forth the amount of any delinquent assessments, monetary penalties or other fees or charges imposed or levied against a Unit or the Unit Owner which are secured by the Assessment Lien.

                    7.4.3 The Association shall have the right, at its option, to enforce collection of any delinquent Assessments, monetary penalties and all other fees and charges owed to the Association in any manner allowed by law including, but not limited to: (i) bringing an action at law against the Unit Owner personally obligated to pay the delinquent amounts and such action may be brought without waiving the Assessment Lien securing any such delinquent amounts; or (ii) bringing an action to foreclose its Assessment Lien against the Unit in the manner provided by law for the foreclosure of a realty mortgage. The Association shall have the power to bid at any foreclosure sale and to purchase, acquire, hold, lease, mortgage and convey any and all Units purchased at such sale.

            7.5 SUBORDINATION OF ASSESSMENT LIEN TO MORTGAGES. The Assessment Lien shall be subordinate to the lien of any First Mortgage. Any First Mortgagee or any other party acquiring title or coming into possession of a Unit through foreclosure of a First Mortgage, purchase at a foreclosure sale or trustee sale, or through any equivalent proceedings, such as, but not limited to, the taking of a deed in lieu of foreclosure, shall acquire title free and clear of any claims for unpaid Assessments, monetary penalties and other fees and charges against the Unit which became payable prior to such sale or transfer. Any delinquent Assessments, monetary penalties and other fees and charges which are extinguished pursuant to this SECTION 7.5 may be reallocated and assessed to all Units as at Common Expense. Any Assessments, monetary penalties and other fees and charges against the Unit which accrue prior to such sale or transfer shall remain the obligation of the defaulting Unit Owner.

            7.6 EXEMPTION OF UNIT OWNER. No Unit Owner may exempt itself from liability for payment of Assessments, monetary penalties and other fees and charges levied pursuant to the Condominium Documents by waiver and nonuse of any of the Common Elements or by the abandonment or non-use of its Unit.

            7.7 CERTIFICATE OF PAYMENT. The Association on written request shall issue or cause to be issued to a lienholder, Unit Owner or Person designated by a Unit Owner, a statement setting forth the amount of unpaid Assessments against the Unit. The statement shall be furnished within fifteen (15) days after receipt of the request and the statement is binding on the Association, the Board of Directors, and every Unit Owner. In addition, upon receipt of a written notice of a pending sale that contains the name and address of the Purchaser, the Association shall mail or deliver to a Purchaser within seven (7) days after receipt of the notice a written statement setting forth the amount of the Common Expense Assessment for the Unit and any unpaid Common Expense Assessment, fee or charge currently due from the selling Unit Owner, together with such other information as may be required under the Condominium Act. The Association may charge the Unit Owner a reasonable fee in an amount established by the Board of Directors for each such statement.

            7.8 NO OFFSETS. All Assessments, monetary penalties and other fees and charges shall be payable in accordance with the provisions of this Declaration, and no offsets against such Assessments, monetary penalties and other fees and charges shall be permitted for any reason, including, without limitation, a claim that the Association is not properly exercising its duties and powers as provided in the Condominium Documents or the Condominium Act or that insufficient revenue is being generated by the Hotel Operator.

            7.9 RESERVE FUND. To assist the Association in maintaining adequate funds to pay any hotel operation expenses and to establish appropriate reserves therefor, each Purchaser of a Unit from the Declarant shall pay to the Association, immediately upon becoming the Unit Owner of the Unit, an operating cash reserve fund payment equal to $250,000 multiplied times the Percentage Interest attributable to the Unit as such amount is set forth on EXHIBIT "B" for each Unit. Such amount shall not be considered as an advance payment of any Assessments levied by the Association pursuant to this Declaration. The Association shall make such reserve fund payment available to the Hotel Operator following the first year's operation of the Hotel to apply against any operating cash required to be funded by the Unit Owners pursuant to the term of the Hotel Operating and Rental Pool Agreement.

            7.10 SURPLUS FUNDS. Surplus funds of the Association remaining after payment of or making provisions for Common Expenses and establishing any reserves may in the discretion of the Board of Directors either be returned to the Unit Owners pro rata in accordance with each Unit Owner's Common Expense Liability or be credited on a pro rata basis to the Unit Owners to reduce each Unit Owner's future Common Expense Assessments or may be added to any contingency or other reserve funds maintained by the Association.

            7.11 MONETARY PENALTIES. In accordance with the procedures set forth in the Bylaws, the Board of Directors shall have the right to levy reasonable monetary penalties against a Unit Owner for violations of the Condominium Documents.

            7.12 TRANSFER FEE. Each Purchaser of a Unit shall pay to the Association immediately upon becoming the Owner of the Unit a transfer fee in such amount as is established from time to time by the Board of Directors.

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

            7.13 ADDITIONAL   RESERVES.   The  Association  may  establish  and
maintain, from Common Expense Assessments, additional reserves to provide for the replacement and capital repairs of the Common Elements, Unit Furnishings, Hotel Furnishings and other Improvements to the Condominium which the Association is obligated to repair, maintain and replace. In determining whether to establish such reserves and the amount of such reserves, the Board of Directors may take into account the reserves provided for in SECTION 7.9 and any other reserves established by the Hotel Operator pursuant to the Hotel Operating and Rental Pool Agreement which are established for similar purposes. The Association may make such additional reserves available to the Hotel Operator in order to enable the Hotel Operator to comply with its obligations under the Hotel Operating and Rental Pool Agreement to repair or replace Improvements, Unit Furnishings and Hotel Furnishings.

            7.14 HOTEL OPERATING REVENUES. Notwithstanding anything contained in this ARTICLE 7 to the contrary, all or any portion of distributions otherwise due and payable to a Unit Owner pursuant to the Hotel Operating and Rental Pool Agreement may be collected by the Association from the Hotel Operator upon demand and may be used by the Association to pay and offset against all or any portion of the Assessments or other amounts due and payable by such Unit Owner pursuant to this Declaration. The foregoing shall not, however, relieve any such Unit Owner of its obligation to pay Assessments or any deficiencies resulting after the application of revenues from the Hotel Operating and Rental Pool Agreement.

            7.15 UNIT TAXES. Each Unit Owner shall be responsible for all real estate taxes attributable to its Unit and all income, sales, use, privilege, bed, lodging and other taxes attributable to any revenue earned by such Unit Owner in connection with participating in the rental pool arrangement or any other income produced relative to its respective Unit. It is anticipated that the Hotel Operator will file and remit to the appropriate governmental agencies the sales, use, privilege, bed or lodging taxes applicable to the rental pool arrangement.

            7.16 UTILITIES. Utility usage shall be considered a Common Expense and as such shall be governed by the provisions of SUBSECTION 7.1 and 7.2.

                                    ARTICLE 8

                                    INSURANCE

            8.1 SCOPE OF COVERAGE.

                    8.1.1 Commencing not later than the date of the first conveyance of a Unit to a Purchaser, the Association shall maintain, to the extent reasonably available, the following insurance coverage from generally acceptable insurance carriers:

                          (i)  Property  insurance on  the Common  Elements and
Units, including Hotel Furnishings and Unit Furnishings but exclusive of all other personal property of Unit Owners, issued under a standard form "All Risk of Direct Physical Loss Form" in an amount equal to the maximum insurable replacement value of the Common Elements and Units, as determined by the Board of Directors; provided, however that the total amount of insurance after application of any deductibles shall not be less than one hundred percent (100%) of the current replacement cost of the insured property, exclusive of land, excavations, foundations and other items normally excluded from a property insurance policy.

                          (ii)  Broad  form  comprehensive  general liability
insurance, for a limit to be determined by the Board, but not less than $1,000,000.00 for any single occurrence. Such insurance shall cover all occurrences commonly insured against for death, bodily injury and property damage arising out of or in connection with the use, ownership or maintenance of the Common Elements. Such policy shall include (i) a cross liability clause to cover liabilities of the Unit Owners as a group to a Unit Owner, (ii) medical payments insurance and contingent liability coverage arising out of the use of hired and nonowned automobiles, and (iii) coverage for any legal liability that results from lawsuits related to employment contracts to which the Association is a party.

                          (iii) Worker's  compensation  insurance to  the extent
necessary to meet the requirements of the laws of Arizona.

                          (iv)  Directors'  and officers'  liability  insurance
covering all the directors and officers of the Association in such limits as the Board of Directors may determine from time to time.

                          (v)   Such other  insurance as the  Association  shall
determine from time to time to be appropriate to protect the Association, the members of the Board of Directors, the members of any committee or the Board of Directors or the Unit Owners.

                          (vi)  The  insurance  policies  purchased  by  the
Association shall, to the extent reasonably available, contain the following provisions:

                                (a) Each Unit Owner shall be an insured  under
the policy with respect to liability arising out of his ownership of an undivided interest in the Common Elements or membership in the Association.

                                (b) There shall be no subrogation  with  respect
to the Association, its agents, servants, and employees against Unit Owners and members of their household.

                                (c)  No act or  omission by any Unit Owner shall
void the policy or be a condition  to recovery on the policy.

                                (d)  The  coverage  afforded  by  such  policy
shall be primary and shall not be brought into contribution or proration with any insurance which may be purchased by Unit Owners or their mortgagees or beneficiaries under deeds of trust.

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

                                (e)  A "severability  of  interest"  endorsement
which shall preclude the insurer from denying the claim of a Unit Owner because of the negligent acts of the Association or other Unit Owners.

                                (f)  The  Association  shall  be  the  insured
for use and benefit of the individual Unit Owners (designated by name if required by the insurer).

                                (g)  For  policies of  hazard  insurance,  a
standard mortgagee clause providing that the insurance carrier shall notify the Association and each First Mortgagee named in the policy at least thirty (30) days in advance of the effective date of any substantial change in coverage or cancellation of the policy.

                                (h)  Any insurance  trust agreement  will  be
recognized by the insurer.

                          (vii)  Boiler  explosion  insurance  evidenced  by the
standard form of boiler machinery insurance policy and providing coverage in the minimum amount of $50,000.00 per accident per location.

                          (viii) If the  Condominium is  located  in  an  area
identified by the Secretary of Housing & Urban Development as an area having special flood hazards, a "blanket policy" of flood insurance on the Condominium in the lesser of one hundred percent (100%) of the current replacement cost of the Buildings and any other property covered on the required form of policy or the maximum limit of coverage available under the National Insurance Act of 1968, as amended.

                          (ix)   "Agreed  Amount"  and  "Inflation  Guard"
endorsements.

                    8.1.2 If, at the time of a loss insured under an insurance policy purchased by the Association, the loss is also insured under an insurance policy purchased by a Unit Owner, the Association's policy shall provide primary coverage.

            8.2 FIDELITY BONDS.

                    8.2.1 The Association shall maintain blanket fidelity bonds for all officers, directors, trustees and employees of the Association and all other persons handling or responsible for funds of or administered by the Association including, but without limitation, officers, directors and employees of any management agent of the Association, whether or not they receive compensation for their services. The total amount of the fidelity bonds maintained by the Association shall be based upon the best business judgment of the Board of Directors, and shall not be less than the greater of the estimated maximum funds, including reserve funds, in the custody of the Association or the management agent, as the case may be, at any given time during the term of each bond, or the sum equal to three months aggregate Common Expense Assessments on all Units plus reserve funds. Fidelity bonds obtained by the Association must also meet the following requirements:

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

                          (i)   The fidelity bonds shall name the Association as
an obligee;

                          (ii)  The bonds shall  contain  waivers by the issuers
of the bonds of all defenses based upon the exclusion of persons serving without compensation from the definition of "employees" or similar terms or expressions;

                          (iii) The  bonds shall  provide that  they  may not be
cancelled or substantially modified (including cancellation from nonpayment of premium) without at least ten (10) days prior written notice to the Association and each First Mortgagee.

                    8.2.2 The Association shall require any management agent of the Association to maintain its own fidelity bond in an amount equal to or greater than the amount of the fidelity bond to be maintained by the Association pursuant to SUBSECTION 8.2.1 of this Declaration. The fidelity bond maintained by the management agent shall cover funds maintained in bank accounts of the management agent and shall name the Association as an obligee.

            8.3 PAYMENT OF PREMIUMS. Premiums for all insurance obtained by the Association pursuant to this ARTICLE shall be Common Expenses and shall be paid for by the Association.

            8.4 INSURANCE OBTAINED BY UNIT OWNERS. The issuance of insurance policies to the Association pursuant to this ARTICLE shall not prevent a Unit Owner from obtaining insurance for its own benefit and at its own expense covering its Unit, its personal property and providing personal liability coverage.

            8.5 PAYMENT OF INSURANCE PROCEEDS. Any loss covered by property insurance obtained by the Association in accordance with this ARTICLE shall be adjusted with the Association and the insurance proceeds shall be payable to the Association and not to any mortgagee or beneficiary under a deed of trust. The Association shall hold any insurance proceeds in trust for Unit Owners and lienholders as their interests may appear, and the proceeds shall be disbursed and applied as provided for in A.R.S. ss.33-1253.

            8.6 CERTIFICATE OF INSURANCE. An insurer that has issued an insurance policy pursuant to this ARTICLE shall issue certificates or memoranda of insurance to the Association and, on written request, to any Unit Owner or First Mortgagee. The insurer issuing the policy shall not cancel or refuse to renew it until thirty (30) days after notice of the proposed cancellation or nonrenewal has been mailed to the Association, each Unit Owner, and each First Mortgagee to whom a certificate or memorandum of insurance has been issued at their respective last known addresses.

            8.7 DELEGATION OF INSURANCE RESPONSIBILITY. The Association shall be deemed to have complied with its obligations under this ARTICLE 8 if the insurance required by the terms hereof is obtained by the Hotel Operator. Any such insurance may include the Hotel Operator as a named insured and any such insurance may include business interruption insurance to the extent required in any Hotel Operating and Rental Pool Agreement.

                                    ARTICLE 9

                           RIGHTS OF FIRST MORTGAGEES

            9.1 NOTIFICATION  TO  FIRST   MORTGAGEES.   Upon  receipt  by  the
Association of a written request from a First Mortgagee or insurer or governmental guarantor of a First Mortgage informing the Association of its correct name and mailing address and number or address of the Unit to which the request relates, the Association shall provide such Eligible Mortgage Holder or Eligible Insurer or Guarantor with timely written notice of the following:

                    9.1.1 Any condemnation loss or any casualty loss which affects a material portion of the Condominium or any Unit on which there is a First Mortgage held, insured or guaranteed by such Eligible Mortgage Holder or Eligible Insurer or Guarantor;

                    9.1.2 Any delinquency in the payment of Assessments or charges owed by a Unit Owner subject to a First Mortgage held, insured or guaranteed by such Eligible Mortgage Holder or Eligible Insurer or Guarantor or any other default in the performance by the Unit Owner of any obligation under the Condominium Documents, which delinquency or default remains uncured for the period of sixty (60) days;

                    9.1.3 Any lapse, cancellation or material modification of any insurance policy or fidelity bond maintained by the Association;

                    9.1.4 Any proposed action which requires the consent of a specified percentage of Eligible Mortgage Holders as set forth in SECTION 9.2 of this Declaration.

            9.2 APPROVAL REQUIRED FOR AMENDMENT TO DECLARATION, ARTICLES OR
                BYLAWS.

                    9.2.1 The approval of Eligible Mortgage Holders holding First Mortgages on Units owned by Unit Owners who have at least fifty-one percent (51%) of the votes in the Association allocated to Unit Owners of all Units subject to First Mortgages held by Eligible Mortgage Holders shall be required to add or amend any material provisions of the Declaration, ARTICLEs or Bylaws which establish, provide for, govern or regulate any of the following:

                          (i)    Voting rights;

                          (ii)   Assessments, assessment liens or subordination
of assessment liens;

                          (iii)  Reserves  for  maintenance,  repair  and
replacement of Common Elements;

                          (iv)   Insurance or fidelity bonds;

                          (v)    Responsibility for maintenance and repairs;

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

                          (vi)   Expansion or  contraction  of the  Condominium,
or  the  addition,   annexation  or  withdrawal  of  property  to  or  from  the
Condominium;

                          (vii)  Boundaries of any Unit;

                          (viii) Reallocation  of interests  in  the  Common
Elements or Limited Common Elements or rights to their use;

                          (ix)   Convertibility of Units into Common Elements or
of Common Elements into Units;

                          (x)    Use of the  Units for  other than Public Rental
Residential Use;

                          (xi)   Imposition of  any  restrictions  on  a  Unit
Owner's right to sell or transfer its Unit;

                          (xii)  A  decision by  the  Association to  establish
self-management when professional management previously had been required by an Eligible Mortgage Holder;

                          (xiii) Restoration  or  repair of  the  Condominium
(after a hazard damage or partial condemnation) in a manner other than that specified in the Condominium Documents;

                          (xiv)  Any action to terminate the legal status of the
Condominium  after  substantial  destruction or condemnation occurs;

                          (xv)   Any  provisions which  expressly  benefit First
Mortgagees, Eligible Mortgage Holders or Eligible Insurers or Guarantors.

                    9.2.2 Any action to terminate the legal status of the Condominium for reasons other than substantial destruction or condemnation of the Condominium must be approved by Eligible Mortgage Holders holding First Mortgages on Units owned by Unit Owners who have at least sixty-seven percent (67%) of the votes in the Association allocated to Unit Owners of all Units subject to First Mortgages held by Eligible Mortgage Holders.

                    9.2.3 Any First Mortgagee who receives a written request to approve additions or amendments to the Declaration, ARTICLEs or Bylaws, who does not deliver or mail to the requesting party a negative response within thirty
(30) days shall be deemed to have approved such request, provided the notice was delivered by certified or registered mail, with a return receipt requested.

                    9.2.4 The approvals required by this SECTION 9.2 shall not apply to amendments that may be executed by the Declarant in the exercise of its Development Rights.

            9.3 RIGHT OF INSPECTION OF RECORDS. Any Unit Owner, First Mortgagee or Eligible Insurer or Guarantor will, upon written request, be entitled to: (i) inspect the current copies of the Condominium Documents and the books, records and financial statements of the Association during normal business hours; (ii) receive within ninety (90) days following the end of any fiscal year of the Association, an audited financial statement of the Association for the immediately preceding fiscal year of the Association, free of charge to the requesting party; and (iii) receive written notice of all meetings of the Members of the Association and be permitted to designate a representative to attend all such meetings.

            9.4 PRIOR WRITTEN APPROVAL OF FIRST MORTGAGEES. Except as provided by statute in case of condemnation or substantial loss to the Units or the Common Elements, unless at least two-thirds (2/3) of all First Mortgagees (based upon one vote for each First Mortgage owned) or Unit Owners (other than the Declarant or other sponsor, developer or builder of the Condominium) of the Units have given their prior written approval, the Association shall not be entitled to:

                    9.4.1 By act or omission, seek to abandon or terminate this Declaration or the Condominium;

                    9.4.2 Change the pro rata interest or obligations of any individual Unit for the purpose of: (i) levying Assessments or charges or allocating distributions of hazard insurance proceeds or condemnation awards, or
(ii) determining the pro rata share of ownership of each Unit in the Common Elements;

                    9.4.3 Partition or subdivide any Unit;

                    9.4.4 By act or omission, seek to abandon, partition, subdivide, encumber, sell or transfer the Common Elements. The granting of easements for public utilities or for other public purposes consistent with the intended use of the Common Elements shall not be deemed a transfer within the meaning of this Subsection; or

                    9.4.5 Use hazard insurance proceeds for losses to any Units or the Common Elements for any purpose other than the repair, replacement or reconstruction of such Units or the Common Elements.

Nothing contained in this SECTION 9.4 or any other provisions of this Declaration shall be deemed to grant the Association the right to partition any Unit without the consent of the Unit Owners thereof. Any partition of a Unit shall be subject to such limitations and prohibitions as may be set forth elsewhere in this Declaration or as provided under Arizona law.

            9.5 CONDEMNATION OR INSURANCE PROCEEDS. No Unit Owner, or any other Person, shall have priority over any rights of any First Mortgagee of the Unit pursuant to its mortgage in the case of a distribution to such Unit Owner of insurance proceeds or condemnation awards for losses to or a taking of Units and/or Common Elements.

            9.6 LIMITATION ON PARTITION AND SUBDIVISION. No Unit shall be partitioned or subdivided without the prior written approval of the Holder of any First Mortgage on such Unit.

            9.7 CONFLICTING PROVISIONS. In the event of any conflict or inconsistency between the provisions of this ARTICLE and any other provision of the Condominium Documents, the provisions of this ARTICLE shall prevail; provided, however, that in the event of any conflict or inconsistency between the different SECTIONs of this ARTICLE or between the provisions of this ARTICLE and any other provision of the Condominium Documents with respect to the number or percentage of Unit Owners, First Mortgagees, Eligible Mortgage Holders or Eligible Insurers or Guarantors that must consent to (i) an amendment of the Declaration, ARTICLEs or Bylaws, (ii) a termination of the Condominium, or (iii) certain actions of the Association as specified in SECTIONs 9.2 and 9.4 of this Declaration, the provision requiring the consent of the greatest number or percentage of Unit Owners, First Mortgagees, Eligible Mortgage Holders or Eligible Insurers or Guarantors shall prevail; provided, however, that the Declarant, without the consent of any Unit Owner or First Mortgagee being required, shall have the right to amend this Declaration, the Plat, the ARTICLEs or the Bylaws as set forth in SECTION 11.5.3.


                                   ARTICLE 10

                        RESERVATION OF DEVELOPMENTAL AND
                           SPECIAL DECLARANT'S RIGHTS

            Pursuant to the Condominium Act, Declarant reserves all of the development and special declarant rights in the Condominium afforded under A.R.S. ss.ss.33-1202(14) and (21), respectively, subject to the expiration deadlines set forth below. Specifically, but without limitation, Declarant reserves the following rights:

            10.1 DEVELOPMENTAL RIGHTS. Declarant hereby reserves, during the Period of Declarant Control, all Development Rights under A.R.S. ss.33-1202(14).

            10.2 RIGHT TO COMPLETE IMPROVEMENTS AND CONSTRUCTION EASEMENT. Declarant hereby reserves the right, for a period of five (5) years following the recordation of this Declaration, to complete the construction of Improvements on the Condominium, and an easement over and through the Condominium, including all Common Elements, for the purpose of doing so. Any damage caused to a Unit or the Common Elements by Declarant or its agents in the use or exercise of such right and/or easement shall be repaired by and at the expense of Declarant.

            10.3 OFFICES, MODEL UNITS AND PROMOTIONAL SIGNS. Declarant reserves the right to maintain offices for sales and management and models as provided in
SECTION 3.4 above, and to maintain signs on the Common Elements for so long as Declarant owns one or more Units and is actively marketing the Units for sale.

            10.4 APPOINTMENT AND REMOVAL OF DIRECTORS AND OFFICERS. Declarant reserves the right to appoint and remove any officer of the Association or any member of the Board of Directors as set forth in SECTION 6.2 above, for the time period set forth therein.

                                   ARTICLE 11

                               GENERAL PROVISIONS

            11.1 ENFORCEMENT. The Association, or any Unit Owner, shall have the right to enforce, by any proceeding at law or in equity, all restrictions, conditions, covenants, reservations, liens and charges now or hereafter imposed by the provisions of the Condominium Documents. Failure by the Association or by any Unit Owner to enforce any covenant or restriction contained in the Condominium Documents shall in no event be deemed a waiver of the right to do so thereafter.

            11.2 SEVERABILITY. Invalidation of any one of these covenants or restrictions by judgment or court order shall in no way affect any other provisions which shall remain in full force and effect.

            11.3 DURATION. The covenants and restrictions of this Declaration shall continue in full force and effect and run with and bind the Condominium until terminated in accordance with the provisions of SECTION 11.4.

            11.4 TERMINATION OF CONDOMINIUM. The Condominium may be terminated only in the manner provided for in the Condominium Act.

            11.5 AMENDMENT.

                    11.5.1 Except in cases of amendments that may be executed by a Declarant in the exercise of its Development Rights or under A.R.S. ss.33-1220, by the Association under A.R.S. ss.ss.33-1206 or 33-1216(D), or by certain Unit Owners under A.R.S. ss.ss.33-1218(B), 33-1222, 33-1223 or 33-1228(B), or in cases where a higher percentage is required by the Condominium Act, the Declaration, including the Plat, may be amended only by a vote of the Unit Owners to which at least sixty-seven percent (67%) of the votes in the Association are allocated.

                    11.5.2 An amendment to the Declaration shall not terminate or decrease any unexpired Development Right, Special Declarant Right or Period of Declarant Control unless the Declarant approves the amendment in writing.

                    11.5.3 During the Period of Declarant Control, the Declarant shall have the right to amend the Declaration, including the Plat, to (i) comply with the Condominium Act or any other applicable law if the amendment does not adversely affect the rights of any Unit Owner, (ii) correct any error or inconsistency in the Declaration if the amendment does not adversely affect the rights of any Unit Owner, (iii) comply with the rules or guidelines in effect from time to time of any governmental or quasi-governmental entity or federal corporation guaranteeing or insuring mortgage loans or governing transactions involving mortgage instruments, including without limitation, the VA, the FHA, the FNMA or the FHLMC, or (iv) the rules or requirements of any federal, state or local governmental entity or agency whose approval of the Condominium, the Plat or the Condominium Documents is required by law or requested by Declarant.

                    11.5.4 To the extent that any First Mortgages insured by the FHA or guaranteed by the VA are held on any of the Units at the time of amendment, and to the extent that it is required by any regulations governing FHA/VA mortgages, during the Period of Declarant Control, any amendment to the Declaration or the Plat must be approved by the VA or the FHA.

                    11.5.5 Any amendment adopted by the Unit Owners pursuant to SUBSECTION 11.5.1 of this Declaration shall be signed by the President or Vice President of the Association and shall be recorded with the County Recorder of each County in which any portion of the Condominium is located. Any such amendment shall certify that the amendment has been approved as required by this SUBSECTION 11.5.5. Any amendment made by the Declarant pursuant to SUBSECTION
11.5.3 of this Declaration or the Condominium Act shall be executed by the Declarant and shall be recorded with the County Recorder of each County in which any portion of the Condominium is located.

            11.6 REMEDIES CUMULATIVE. Each remedy provided herein is cumulative and not exclusive.

            11.7 NOTICES.   All   notices,   demands,   statements   or  other
communications required to be given to or served on a Unit Owner under this Declaration shall be in writing and shall be deemed to have been duly given and served if delivered personally or sent by United States mail, postage prepaid, return receipt requested, addressed to the Unit Owner, at the address which the Unit Owner shall designate in writing and file with the Association or, if no such address is designated, at the address of the Unit of such Unit Owner. A Unit Owner may change his address on file with the Association for receipt of notices by delivering a written notice of change of address to the Association pursuant to this SECTION 11.7. A notice given by mail, whether regular, certified, or registered, shall be deemed to have been received by the person to whom the notice was addressed on the earlier of the date the notice is actually received or three days after the notice is mailed. If a Unit is owned by more than one person, notice to one of the Unit Owners shall constitute notice to all Unit Owners of the same Unit. Each Unit Owner shall file its correct mailing address with the Association, and shall promptly notify the Association in writing of any subsequent change of address.

            11.8 BINDING  EFFECT.  By  acceptance  of a deed or by acquiring any ownership interest in any portion of the Condominium, each Person, for himself, his heirs, personal representatives, successors, transferees and assigns, binds himself, his heirs, personal representatives, successors, transferees and assigns, to all of the provisions, restrictions, covenants, conditions, rules, and regulations now or hereafter imposed by the Condominium Documents and any amendments thereof. In addition, each such Person by so doing thereby acknowledges that the Condominium Documents set forth a general scheme for the improvement and development of the real property covered thereby and hereby evidences his intent that all the restrictions, conditions, covenants, easements, rules and regulations contained in the Condominium Documents shall run with the land and be binding on all subsequent and future Unit Owners, grantees, purchasers, assignees, and transferees thereof. Furthermore, each such person fully understands and acknowledges that the Condominium Documents shall be mutually beneficial, prohibitive and enforceable by the various subsequent and future Unit Owners. Declarant, its successors, assigns and grantees, covenants and agrees that no Unit and the membership in the Association and the other rights created by the Condominium Documents related to such Unit shall be separated or separately conveyed, and such membership and other rights shall be deemed to be conveyed or encumbered with the respective Unit even though the description in the instrument of conveyance or encumbrance may refer only to the Unit.

            11.9 GENDER. The singular, wherever used in this Declaration, shall be construed to mean the plural when applicable, and the necessary grammatical changes required to make the provisions of this Declaration apply either to corporations or individuals, or men or women, shall in all cases be assumed as though in each case fully expressed.

            11.10 TOPIC HEADINGS. The marginal or topical headings of the SECTIONs contained in this Declaration are for convenience only and do not define, limit or construe the contents of the SECTIONs or of this Declaration.

            11.11 SURVIVAL OF LIABILITY. The termination of membership in the Association shall not relieve or release any such former Unit Owner or Member from any liability or obligation incurred under, or in any way connected with, the Association during the period of such ownership or membership, or impair any rights or remedies which the Association may have against such former Unit Owner or Member arising out of, or in any way connected with, such ownership or membership and the covenants and obligations incident thereto.

            11.12 CONSTRUCTION.   In   the   event   of   any   discrepancies,
inconsistencies or conflicts between the provisions of this Declaration and the ARTICLEs, Bylaws or the Association Rules, the provisions of this Declaration shall prevail.

            11.13 JOINT AND SEVERAL LIABILITY. In the case of joint ownership of a Unit, the liabilities and obligations of each of the joint Unit Owners set forth in, or imposed by, the Condominium Documents shall be joint and several.

            11.14 GUESTS AND TENANTS. Each Unit Owner shall be responsible for compliance by his agents, tenants, guests, invitees, licensees and their respective servants, agents, and employees with the provisions of the
Condominium Documents. A Unit Owner's failure to insure compliance by such Persons shall be grounds for the same action available to the Association or any other Unit Owner by reason of such Unit Owner's own noncompliance. Notwithstanding the foregoing, no Unit Owner shall be responsible for the acts or omissions of any Guest who may occupy the Unit Owner's Unit.

            11.15 ATTORNEYS' FEES. In the event the Declarant, the Association or any Unit Owner employs an attorney or attorneys to enforce a lien or to collect any amounts due from a Unit Owner or to enforce compliance with or recover damages for any violation or noncompliance with the Condominium

Documents, the prevailing party in any such action shall be entitled to recover from the other party his reasonable attorneys' fees incurred in the action.

            11.16 NUMBER OF DAYS. In computing the number of days for purposes of any provision of the Condominium Documents, all days shall be counted including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or holiday, then the next day shall be deemed to be the next day which is not a Saturday, Sunday or holiday.

            11.17 DECLARANT'S RIGHT TO USE SIMILAR NAME. The Association hereby irrevocably consents to the use by any other nonprofit corporation which may be formed or incorporated by Declarant of a corporate name which is the same or deceptively similar to the name of the Association provided one or more words are added to the name of such other corporation to make the name of the Association distinguishable from the name of such other corporation. Within five
(5) days after being requested to do so by the Declarant, the Association shall sign such letters, documents or other writings as may be required by the Arizona Corporation Commission in order for any other nonprofit corporation formed or incorporated by the Declarant to use a corporate name which is the same or deceptively similar to the name of the Association.

            11.18 NOTICE OF VIOLATION. The Association shall have the right to record a written notice of a violation by any Unit Owner of any restriction or provision of the Condominium Documents. The notice shall be executed and acknowledged by an officer of the Association and shall contain substantially the following information: (i) the name of the Unit Owner; (ii) the legal description of the Unit against which the notice is being recorded; (iii) a brief description of the nature of the violation; (iv) a statement that the notice is being recorded by the Association pursuant to this Declaration; and
(v) a statement of the specific steps which must be taken by the Unit Owner to cure the violation. Recordation of a Notice of Violation shall serve as a notice to the Unit Owner and to any subsequent purchaser of the Unit that there is a violation of the provisions of the Condominium Documents. If, after the recordation of such notice, it is determined by the Association that the violation referred to in the notice does not exist or that the actual violation referred to in the notice has been cured, the Association shall record a notice of compliance which shall state the legal description of the Unit against which the Notice of Violation was recorded, the recording data of the Notice of Violation, and shall state that the violation referred to in the notice of violation has been cured, or if such be the case, that it did not exist.

            11.19 NO ABSOLUTE LIABILITY. No provision of the Condominium Documents shall be interpreted or construed as imposing on any Unit Owner absolute liability for damage to the Common Elements or the Units. A Unit Owner shall only be responsible for damage to the Common Elements or Units caused by such Unit Owner's negligence or intentional acts.

                                          UP Sedona, Inc.,
                                          an Arizona corporation


                                          By: William S. Oliver
                                             -----------------------------
                                          Name: /s/ William S. Oliver
                                               ---------------------------
                                          Its: President
                                              ----------------------------


STATE OF ARIZONA      }
                      } ss.
County of Maricopa    }


          The foregoing instrument was acknowledged before me this 24th day of October, 1997, by William S. Oliver, the President of UP Sedona, Inc., an Arizona corporation, on behalf of the corporation.


                                             /s/ Stacia M. Poirier
                                             -----------------------------
                                             Notary Public

                                             My commission expires: May 27, 2001
                                                                   -------------

                                    EXHIBIT A


             Legal Description of Property Submitted to Condominium


A portion of the Northeast quarter of Section 24, Township 16 North, Range 5 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

COMMENCING at the Northeast corner of said Section 24;
thence North 89 degrees 54 minutes 13 seconds West along the North line of said Section, 799.11 feet to the TRUE POINT OF BEGINNING, said point lying on the South line of RIDGEVIEW as recorded in Book 13 of Maps and Plots, Page 35 of Records of Yavapai County;
thence departing said North line,  South 10 degrees 56 minutes 23 seconds West
       320.00 feet, to a point on a curve the radius of which bears South 10 degrees 04 minutes 30 seconds East 60.50 feet;
thence Southeasterly along the arc said curve through a central angle of 63 degrees 29 minutes 38 second a distance of 67.05 feet to a point of tangency;
thence South 36 degrees 34 minutes 52 seconds East 230.39 feet;
thence South 00 degrees 21  minutes 42 seconds  West  137.06  feet;
thence North 89 degrees 51 minutes 40  seconds  West  149.11  feet;
thence South 86 degrees 46 minutes 34 seconds West 440.73 feet to a point on the Easterly line of AMENDMENT NO. 1 TO THE RIDGE AT SEDONA as recorded on Book 23 of Maps & Plots, Pages 85--88 of Records of Yavapai County, the following courses will follow said Easterly line until otherwise mentioned;
thence North 00 degrees 21 minutes 42 seconds  East 370.00  feet;
thence South 89 degrees 43 minutes  59  seconds  East  21.99  feet;
thence North 00 degrees 21 minutes 53 seconds  East 60.94  feet;
thence North 89 degrees 31 minutes 27 seconds  West 21.97 feet;
thence North 00 degrees 20 minutes 34 seconds East 253.94 feet to a point on the
       North line of said  Section 24;
thence South 89 degrees 54 minutes 13  seconds  East  along  said  North  line
       450.00  feet to the  TRUE  POINT OF BEGINNING.

                                    EXHIBIT B

                    SEDONA GOLF RESORT AND CONFERENCE CENTER
                                                                       OPERATING
UNIT               UNIT             UNIT          PERCENTAGE             CASH
NUMBER             TYPT          DESCRIPTION       INTEREST             RESERVE
------             ----          -----------       --------             -------
1008               OB 1             1 BED           0.448353%           $1,121
1009               ST 1             STUDIO          0.378533%             $946
1010               OB 1             1 BED           0.448353%           $1,121
1011               EX 1             EXECUTIVE       0.436488%           $1,091
1012               OB 1             1 BED           0.448353%           $1,121
1013               EX 1             EXECUTIVE       0.436488%           $1,091
1014               OB 1             1 BED           0.448353%           $1,121
1015               OB 1             1 BED           0.448353%           $1,121
1016               OB 1             1 BED           0.448353%           $1,121
1017               OB 1             1 BED           0.448353%           $1,121
1018               OB 8             1 BED           0.455426%           $1,139
1019               OB 1             1 BED           0.448353%           $1,121
1020               OB 1             1 BED           0.448353%           $1,121
1021               OB 1             1 BED           0.448353%           $1,121
1022               OB 1             1 BED           0.448353%           $1,121
1023               OB 8             1 BED           0.455426%           $1,139
1024               ST 1             STUDIO          0.378533%             $946
1025               ST 1             STUDIO          0.378533%             $946
1026               OB 1             1 BED           0.448353%           $1,121
1027               OB 3             1 BED           0.455426%           $1,139
1028               OB 1             1 BED           0.448353%           $1,121
1030               OB 2             1 BED           0.455426%           $1,139
1032               OB 2             1 BED           0.455426%           $1,139
1034               OB 1             1 BED           0.448353%           $1,121
1035               OB 3             1 BED           0.455426%           $1,139
1036               OB 1             1 BED           0.448353%           $1,121
1037               ST 1             STUDIO          0.378533%             $946
1038               ST 1             STUDIO          0.378533%             $946
1039               OB 1             1 BED           0.448353%           $1,121
1040               OB 1             1 BED           0.448353%           $1,121
1041               ST 1             STUDIO          0.378533%             $946
1042               ST 1             STUDIO          0.378533%             $946
1043               OB 7             1 BED           0.455426%           $1,139
1044               OB 7             1 BED           0.455426%           $1,139
1052               EX 1             EXECUTIVE       0.436488%           $1,091
1053               ST 1             STUDIO          0.378533%             $946
1054               EX 1             EXECUTIVE       0.436488%           $1,091

                    SEDONA GOLF RESORT AND CONFERENCE CENTER
                                                                       OPERATING
UNIT               UNIT             UNIT          PERCENTAGE             CASH
NUMBER             TYPT          DESCRIPTION       INTEREST             RESERVE
------             ----          -----------       --------             -------
1055               EX 1             EXECUTIVE        0.436488%          $1,091
1056               OB 1             1 BED            0.448353%          $1,121
1057               EX 1             EXECUTIVE        0.436488%          $1,091
1058               OB 1             1 BED            0.448353%          $1,121
1059               OB 1             1 BED            0.448353%          $1,121
1060               OB 1             1 BED            0.448353%          $1,121
1061               OB 1             1 BED            0.448353%          $1,121
1062               OB 8             1 BED            0.455426%          $1,139
1063               OB 1             1 BED            0.448353%          $1,121
1064               OB 1             1 BED            0.448353%          $1,121
1065               OB 1             1 BED            0.448353%          $1,121
1066               OB 1             1 BED            0.448353%          $1,121
1067               OB 8             1 BED            0.455426%          $1,139
1068               ST 1             STUDIO           0.378533%            $946
1069               ST 1             STUDIO           0.378533%            $946
1070               OB 1             1 BED            0.448353%          $1,121
1071               OB 3             1 BED            0.455426%          $1,139
1072               OB 1             1 BED            0.448353%          $1,121
1074               OB 2             1 BED            0.455426%          $1,139
1076               OB 2             1 BED            0.455426%          $1,139
1078               OB 1             1 BED            0.448353%          $1,121
1079               OB 3             1 BED            0.455426%          $1,139
1080               OB 1             1 BED            0.448353%          $1,121
1081               ST 1             STUDIO           0.378533%            $946
1082               ST 1             STUDIO           0.378533%            $946
1083               OB 1             1 BED            0.448353%          $1,121
1084               OB 1             1 BED            0.448353%          $1,121
1085               ST 1             STUDIO           0.378533%            $946
1086               ST 1             STUDIO           0.378533%            $946
1087               OB 7             1 BED            0.455426%          $1,139
1088               OB 7             1 BED            0.455426%          $1,139
2003               OB 8             1 BED            0.468432%          $1,171
2005               OB 1             1 BED            0.461358%          $1,153
2006               OB 10            1 BED            0.461358%          $1,153
2007               ST 2             STUDIO           0.397015%            $993
2008               OB 1             1 BED            0.461358%          $1,153
2009               ST 1             STUDIO           0.391539%            $979
2010               OB 1             1 BED            0.461358%          $1,153
2011               OB 1             1 BED            0.461358%          $1,153

                    SEDONA GOLF RESORT AND CONFERENCE CENTER
                                                                     OPERATING
UNIT               UNIT             UNIT          PERCENTAGE           CASH
NUMBER             TYPT          DESCRIPTION       INTEREST           RESERVE
------             ----          -----------       --------            ------
2012               OB 1             1 BED          0.461358%           $1,153
2013               OB 1             1 BED          0.461358%           $1,153
2014               OB 1             1 BED          0.461358%           $1,153
2015               OB 1             1 BED          0.461358%           $1,153
2016               OB 1             1 BED          0.461358%           $1,153
2017               OB 1             1 BED          0.461358%           $1,153
2018               OB 8             1 BED          0.468432%           $1,171
2019               OB 1             1 BED          0.461358%           $1,153
2020               OB 1             1 BED          0.461358%           $1,153
2021               OB 1             1 BED          0.461358%           $1,153
2022               OB 1             1 BED          0.461358%           $1,153
2023               OB 8             1 BED          0.468432%           $1,171
2024               ST 1             STUDIO         0.391539%             $979
2025               ST 1             STUDIO         0.391539%             $979
2026               OB 1             1 BED          0.461358%           $1,153
2027               OB 3             1 BED          0.468432%           $1,171
2028               OB 1             1 BED          0.461358%           $1,153
2030               OB 2             1 BED          0.468432%           $1,171
2032               OB 2             1 BED          0.461358%           $1,153
2034               OB 1             1 BED          0.454285%           $1,136
2035               OB 3             1 BED          0.468432%           $1,171
2036               OB 1             1 BED          0.454285%           $1,136
2037               ST 1             STUDIO         0.391539%             $979
2038               ST 1             STUDIO         0.384465%             $961
2039               OB 1             1 BED          0.461358%           $1,153
2040               OB 1             1 BED          0.454285%           $1,136
2041               ST 1             STUDIO         0.391539%             $979
2042               ST 1             STUDIO         0.384465%             $961
2043               OB 7             1 BED          0.468432%           $1,171
2044               OB 7             1 BED          0.461358%           $1,153
2047               OB 8             1 BED          0.468432%           $1,171
2049               OB 1             1 BED          0.461358%           $1,153
2051               ST 2             STUDIO         0.397015%             $993
2052               OB 1             1 BED          0.454285%           $1,136
2053               ST 1             STUDIO         0.391539%             $979
2054               OB 1             1 BED          0.454285%           $1,136
2055               OB 1             1 BED          0.461358%           $1,153
2056               OB 1             1 BED          0.454285%           $1,136
2057               OB 1             1 BED          0.461358%           $1,153

                      SEDONA GOLF RESORT AND CONFERENCE CENTER
                                                                       OPERATING
UNIT               UNIT             UNIT          PERCENTAGE             CASH
NUMBER             TYPT          DESCRIPTION       INTEREST             RESERVE
------             ----          -----------       --------             -------

2058               OB 1             1 BED         0.454285%             $1,136
2059               OB 1             1 BED         0.461358%             $1,153
2060               OB 1             1 BED         0.454285%             $1,136
2061               OB 1             1 BED         0.461358%             $1,153
2062               OB 8             1 BED         0.461358%             $1,153
2063               OB 1             1 BED         0.461358%             $1,153
2064               OB 1             1 BED         0.454285%             $1,136
2065               OB 1             1 BED         0.461358%             $1,153
2066               OB 1             1 BED         0.454285%             $1,136
2067               OB 8             1 BED         0.468432%             $1,171
2068               ST 1             STUDIO        0.384465%               $961
2069               ST 1             STUDIO        0.391539%               $979
2070               OB 1             1 BED         0.454285%             $1,136
2071               OB 3             1 BED         0.461358%             $1,153
2072               OB 1             1 BED         0.454285%             $1,136
2074               OB 2             1 BED         0.468432%             $1,171
2076               OB 2             1 BED         0.468432%             $1,171
2078               OB 1             1 BED         0.461358%             $1,153
2079               OB 3             1 BED         0.461358%             $1,153
2080               OB 1             1 BED         0.461358%             $1,153
2081               ST 1             STUDIO        0.384465%               $961
2082               ST 1             STUDIO        0.391539%               $979
2083               OB 1             1 BED         0.454285%             $1,136
2084               OB 1             1 BED         0.461358%             $1,153
2085               ST 1             STUDIO        0.384465%               $961
2086               ST 1             STUDIO        0.391539%               $979
2087               OB 7             1 BED         0.461358%             $1,153
2088               OB 7             1 BED         0.468432%             $1,171
3001               ST 1             STUDIO        0.397471%               $994
3002               OB 1             1 BED         0.460218%             $1,151
3003               OB 8             1 BED         0.474364%             $1,186
3004               OB 1             1 BED         0.460218%             $1,151
3005               OB 1             1 BED         0.467291%             $1,168
3006               OB 10            1 BED         0.467291%             $1,168
3007               ST 2             STUDIO        0.402947%             $1,007
3008               OB 1             1 BED         0.467291%             $1,168
3009               ST 1             STUDIO        0.397471%               $994
3010               OB 1             1 BED         0.467291%             $1,168
3011               OB 1             1 BED         0.467291%             $1,168

                    SEDONA GOLF RESORT AND CONFERENCE CENTER
                                                                      OPERATING
UNIT               UNIT             UNIT          PERCENTAGE            CASH
NUMBER             TYPT          DESCRIPTION       INTEREST            RESERVE
------             ----          -----------       --------            -------
3012               OB 1             1 BED          0.467291%           $1,168
3013               OB 1             1 BED          0.467291%           $1,168
3014               OB 1             1 BED          0.467291%           $1,168
3015               OB 1             1 BED          0.467291%           $1,168
3016               OB 1             1 BED          0.467291%           $1,168
3017               OB 1             1 BED          0.467291%           $1,168
3018               OB 8             1 BED          0.474364%           $1,186
3019               OB 1             1 BED          0.467291%           $1,168
3020               OB 1             1 BED          0.467291%           $1,168
3021               OB 1             1 BED          0.467291%           $1,168
3022               OB 1             1 BED          0.467291%           $1,168
3023               OB 8             1 BED          0.474364%           $1,186
3024               ST 1             STUDIO         0.397471%             $994
3025               ST 1             STUDIO         0.397471%             $994
3026               OB 1             1 BED          0.467291%           $1,168
3027               OB 3             1 BED          0.474364%           $1,186
3028               OB 1             1 BED          0.467291%           $1,168
3030               OB 2             1 BED          0.474364%           $1,186
3032               OB 2             1 BED          0.467291%           $1,168
3034               OB 1             1 BED          0.460218%           $1,151
3035               OB 3             1 BED          0.474364%           $1,186
3036               OB 1             1 BED          0.460218%           $1,151
3037               ST 1             STUDIO         0.397471%             $994
3038               ST 1             STUDIO         0.390398%             $976
3039               OB 1             1 BED          0.467291%           $1,168
3040               OB 1             1 BED          0.460218%           $1,151
3041               ST 1             STUDIO         0.397471%             $994
3042               ST 1             STUDIO         0.390398%             $976
3043               OB 7             1 BED          0.474364%           $1,186
3044               OB 7             1 BED          0.467291%           $1,168
3045               ST 1             STUDIO         0.397471%             $994
3046               OB 1             1 BED          0.460218%           $1,151
3047               OB 8             1 BED          0.474364%           $1,186
3048               OB 1             1 BED          0.460218%           $1,151
3049               OB 1             1 BED          0.467291%           $1,168
3050               OB 10            1 BED          0.460218%           $1,151
3051               ST 2             STUDIO         0.402947%           $1,007
3052               OB 1             1 BED          0.460218%           $1,151
3053               ST 1             STUDIO         0.397471%             $994

                    SEDONA GOLF RESORT AND CONFERENCE CENTER
                                                                       OPERATING
UNIT               UNIT             UNIT          PERCENTAGE             CASH
NUMBER             TYPT          DESCRIPTION       INTEREST             RESERVE
------             ----          -----------       --------             -------
3054               OB 1             1 BED          0.460218%             $1,151
3055               OB 1             1 BED          0.467291%             $1,168
3056               OB 1             1 BED          0.460218%             $1,151
3057               OB 1             1 BED          0.467291%             $1,168
3058               OB 1             1 BED          0.460218%             $1,151
3059               OB 1             1 BED          0.467291%             $1,168
3060               OB 1             1 BED          0.460218%             $1,151
3061               OB 1             1 BED          0.467291%             $1,168
3062               OB 8             1 BED          0.467291%             $1,168
3063               OB 1             1 BED          0.467291%             $1,168
3064               OB 1             1 BED          0.460218%             $1,151
3065               OB 1             1 BED          0.467291%             $1,168
3066               OB 1             1 BED          0.460218%             $1,151
3067               OB 8             1 BED          0.474364%             $1,186
3068               ST 1             STUDIO         0.390398%               $976
3069               ST 1             STUDIO         0.397471%               $994
3070               OB 1             1 BED          0.460218%             $1,151
3071               OB 3             1 BED          0.467291%             $1,168
3072               OB 1             1 BED          0.460218%             $1,151
3074               OB 2             1 BED          0.474364%             $1,186
3076               OB 2             1 BED          0.474364%             $1,186
3078               OB 1             1 BED          0.467291%             $1,168
3079               OB 3             1 BED          0.467291%             $1,168
3080               OB 1             1 BED          0.467291%             $1,168
3081               ST 1             STUDIO         0.390398%               $976
3082               ST 1             STUDIO         0.397471%               $994
3083               OB 1             1 BED          0.460218%             $1,151
3084               OB 1             1 BED         0.467291%              $1,168
3085               ST 1             STUDIO        0.390398%                $976
3086               ST 1             STUDIO        0.397471%                $994
3087               OB 7             1 BED         0.467291%              $1,168
3088               OB 7             1 BED         0.474364%              $1,186
TOTAL                                           100%                   $250,000

                                    EXHIBIT C

                     SEDONA GOLF RESORT & CONFERENCE CENTER

                             USE OF UNITS BY OWNERS

1.   DEFINITIONS. For the purposes of this EXHIBIT C:

     (a) capitalized terms used in this EXHIBIT C and not defined herein have the meanings ascribed to such terms in the Declaration;

     (b) "Day" means any period of 24 consecutive hours, commencing at 2:00 p.m. on any day and ending at 2:00 p.m. on the immediately following day;

     (c) "Public" means all persons other than the Unit Owner;

     (d) "Registered Owner" means the person shown in the Official Records of Yavapai County, Arizona as owner in fee simple of the Unit;

     (e) "Unit Owner" means the Registered Owner and the spouse, children and parents of such Registered Owner and the parents of the Registered Owner's spouse; and where there is more than one Registered Owner, all the Registered Owners and their spouses, children, parents and the parents of their spouses will together constitute the "Unit Owner" for the Unit and, where the Registered Owner is a corporation or corporations, all directors, officers, shareholders and employees and the spouses, children and parents of corporations constitute the "Unit Owner" for the Unit; and "Unit Owner" will include any person permitted by any of the foregoing to Use the Unit free of charge, including an Exchange Program User;

     (f) "Use" includes the purpose to which the Unit is put, and includes reside, sleep, inhabit, or otherwise occupy;

     (g)  "Year" means a calendar year.

2.   SIX MONTH ADVANCE RESERVATIONS.

     (a) A Unit Owner (other than an Exchange Program User) may reserve and Use its Unit for up to a maximum of 14 days per Year provided that the Registered Owner (or any other person permitted by the Hotel Operator, in its sole discretion, to reserve the use of the Unit on behalf of the Unit Owner) first reserves the Use of the Unit by a notice in writing to the Hotel Operator at least six months prior to the commencement of the period in which the Unit Owner wishes to Use the Unit. In no event may a Unit Owner reserve the Use of any Unit more than twelve (12) months in advance of the commencement of the period in which the Unit Owner wishes to Use the Unit.

     (b) If a Unit is reserved for a stay which commences at or after 2:00 p.m. on a Friday or a Saturday, the Unit must be reserved for Use for a minimum of 2 Days. A Unit Owner may use the Unit no more than 4 times per Year (including any use pursuant to Paragraph 3 below) with respect to 2 or 3 Day stays that commence at or after 2:00 p.m. on a Friday or a Saturday.

     (c) If the Unit Owner (or any other person permitted by the Hotel Operator, in its sole discretion, to reserve the Use of the Unit on behalf of the Registered Owner other than an Exchange Program User) reserves the Use of the Unit pursuant to this Paragraph 2, the Unit Owner shall be entitled to Use such Unit during the period or periods so reserved regardless of whether the Hotel Operator has accepted a reservation from the Public for the Use of the Unit for the period or periods reserved by the Registered Owner. Use shall be in accordance with the applicable provisions of the Hotel Operating and Rental Pool Agreement, including Section 10.3 of the Hotel Operating and Rental Pool Agreement regarding payment for any services utilized by the Unit Owner and payment of any restocking/cleaning charges. For purposes of determining whether the Registered Owner participates in any rental pool provided for in the Hotel Operating and Rental Pool Agreement (or as operated by the Association, if no Hotel Operating and Rental Pool Agreement is in effect), a Registered Owner will be deemed to have Used the Unit during the period or periods so reserved, whether or not the Unit Owner actually Uses or occupies the Unit during such period or periods unless the Unit is available for rental to the Public and at least 30 Days prior to the Unit Owner's scheduled Use of the Unit the Unit Owner cancels such reservation, with the approval of the Hotel Operator, acting reasonably.

     (d) If the Unit Owner does not Use the Unit for the full 14 Days permitted to be Used by the Unit Owner pursuant to this Paragraph 2 in any Year, the Unit Owner will not be entitled to accumulate or otherwise use the unused Days in any future Year.

     (e) The Unit may only be reserved and Used for a total of 14 Days per Year pursuant to this Paragraph 2, regardless of the number of Registered Owners of the Unit or Unit Owners during such Year.

3. FIFTEEN DAY ADVANCE RESERVATION. In addition to the reservation and Use rights set forth in Paragraph 2 above, a Unit Owner may reserve and Use the Unit under the following terms and conditions:

     (a) The Unit Owner (other than an Exchange Program User) may request that the Hotel Operator reserve the Unit for Use by the Unit Owner no more than 15 Days prior to the date of requested Use.

     (b) If less than 80% of the Units available for rental to the Public are booked for all Days requested as of the date the reservation is requested and the Unit has not been reserved for Use by a Guest, the Unit shall be reserved for Use by the Unit Owner.

     (c) Use shall be in accordance with the applicable provisions of the Hotel Operating and Rental Pool Agreement, including Section 10.3 of the Hotel Operating and Rental Pool Agreement regarding payment for any services and payment of any restocking/cleaning charges.

     (d) If a Unit is reserved for a stay which commences at or after 2:00 p.m. on a Friday or a Saturday, the Unit must be reserved for Use for a minimum of 2 Days. A Unit Owner may Use the Unit no more than 4 times per Year (including any use pursuant to Paragraph 2 above) with respect to 2 or 3 Day stays that commence at or after 2:00 p.m. on a Friday or a Saturday.

     (e) For purposes of determining whether the Registered Owner participates in any rental pool provided for in the Hotel Operating and Rental Pool Agreement (or as operated by the Association, if no Hotel Operating and Rental Pool Agreement is in effect), the Registered Owner will be deemed to have Used the Unit for the Days so reserved whether or not the Unit Owner actually uses or occupies the Unit during such Days unless, at least 5 Days prior to the Unit Owner's scheduled Use of the Unit, the Unit Owner cancels such reservation with the approval of the Hotel Operator.

     (f) The Unit may only be reserved and Used for a total of 14 Days per year pursuant to this Paragraph 3, regardless of the number of Registered Owners of the Unit or Unit Owners during such Year.

     (g) If the Unit Owner does not Use the Unit for the full 14 Days permitted to be Used by the Unit Owner pursuant to this Paragraph 3 in any Year, the Unit Owner will not be entitled to accumulate or otherwise use the unused Days in any future Year.

     (h) The Registered Owner understands that there may be adverse tax consequences in making Use of the Unit for more than 14 Days a Year and neither Declarant nor the Hotel Operator shall have any liability or responsibility for such tax consequences if the Registered Owner exercises its rights under this section and Uses the Unit for more than 14 Days per Year.

     (i) In no event may a Unit Owner reserve the Use of any Unit more than twelve (12) months in advance of the commencement of the period in which the Unit Owner wishes to Use the Unit.

4. Subject to the Use by the Unit Owners pursuant to this EXHIBIT C, the Unit will be available at all times for rental to the Public; the Hotel Operator may accept reservations from the Public for the Use of the Unit for any future Day or Days, unless the Registered Owner has already reserved that Day or those Days pursuant to section 2 or 3 hereof.

        THERE ARE TAX CONSEQUENCES TO A REGISTERED OWNER (SOME OF WHICH MAY BE ADVERSE) THAT RESULT FROM THE USE OF A UNIT BY A UNIT OWNER. THE REGISTERED OWNER SHOULD CONSULT ITS TAX ADVISOR REGARDING HOW THE USE OF THE UNIT MAY AFFECT THE REGISTERED OWNER'S TAX SITUATION.

THE REGISTERED OWNER IS RESPONSIBLE FOR MONITORING THE IMPACT ANY USE OF ITS UNIT MAY HAVE ON THE REGISTERED OWNER'S TAXES. NEITHER DECLARANT NOR THE HOTEL OPERATOR SHALL HAVE ANY LIABILITY OR RESPONSIBILITY FOR THE TAX CONSEQUENCES TO A REGISTERED OWNER RESULTING FROM THE USE OF THE REGISTERED OWNER'S UNIT BY A UNIT OWNER.